PROSPECTUS
May 1, 2024
Variable Universal Life
AN INDIVIDUAL, FLEXIBLE PREMIUM, VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT ISSUED BY:

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102
TELEPHONE: 800-778-2255

The Variable Universal Life Contract was offered from January 24, 1997 through December 12, 2001.
As of December 13, 2001, Pruco Life Insurance Company no longer offered this Contract for sale.

This prospectus describes the Variable Universal Life Contract (the "Contract") offered by Pruco Life Insurance Company ("Pruco Life”, "us”, "we”, or "our"), a stock life insurance company. Pruco Life is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential").

Please read this prospectus for your Variable Universal Life Contract and keep it for future reference. Capitalized terms used in this prospectus are defined where first used or in the GLOSSARY: Definitions Of Special Terms Used In This Prospectus.

You (the "Contract Owner") may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options of the Pruco Life Variable Appreciable Account (the "Separate Account" or “Account”). The Account offers a wide variety of Variable Investment Options from the firms listed below. A complete list of the available Funds is included in this prospectus.

Advanced Series Trust	MFS®
Janus Henderson	Prudential
Lincoln Variable Insurance Products Trust	T. Rowe Price
You may also choose to invest your Contract’s premiums and its earnings in the Fixed Rate Option, referred to as the “fixed investment option” in your Contract, which pays a guaranteed interest rate.

In compliance with U.S. law, Pruco Life delivers this prospectus to Contract Owners that currently reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Contract Owners while outside of the United States.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s (“SEC”) staff and is available at www.Investor.gov.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
The Contract was available for purchase through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money. An investment in Variable Universal Life is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

(This page is intentionally left blank.)

GLOSSARY                                                      TABLE OF CONTENTS
KEY INFORMATION
Important Information You Should Consider About the Contract

FEES AND EXPENSES
Charges For Early Withdrawals
If you withdraw money from the Contract within the first 10 Contract Years, you will be assessed a surrender charge. The surrender charge consists of two parts: 1) a contingent deferred sales charge and 2) an administrative surrender charge. The contingent deferred sales charge varies by issue age and ranges from 13% to 26%, which is applied to the lesser of the target level premium and the actual premiums paid for the Contract. The administrative surrender charge is the lesser of (a) $5 per $1,000 of Basic Insurance Amount; and (b) $500. The maximum charge on a withdrawal that reduces the Basic Insurance Amount by $100,000 is $4,630.97. The surrender charge applies to surrenders, lapses, and reductions in Basic Insurance Amount. For more information on early withdrawal charges, please refer to the Surrender Charge subsection of this prospectus.

Transaction Charges
In addition to a surrender charge, you may also be charged for other transactions. Such charges include sales charges on premiums paid under the Contract, administrative charges (to cover local, state, and federal taxes), transfer fees, withdrawal fees, and fees for decreases in the Basic Insurance Amount. For more information on transaction charges, please refer to the FEE TABLE and CHARGES AND EXPENSES sections of this prospectus.

Ongoing Fees And Expenses
In addition to a surrender charge and transaction charges, an investment in the Contract is subject to certain ongoing fees and expenses, including such fees and expenses as those covering the cost of insurance under the Contract and the cost of optional benefits available under the Contract. Such fees and expenses are set based on either a fixed rate or the characteristics of the insured (e.g., age, sex, and rating classification). Investors should view the data pages of their Contract for applicable rates.
Contract Owners will also bear expenses associated with the Funds under the Contract, as shown in the following table:

	Annual Fee	Minimum	Maximum
	Investment options (Fund fees and expenses)	0.29%	1.06%
	For more information on ongoing fees and expenses, please refer to the FEE TABLE section of this prospectus and APPENDIX A, which is part of this prospectus.
RISKS
Risk Of Loss	You can lose money by investing in the Contract. For more information please refer to the PRINCIPAL RISKS OF INVESTING IN THE CONTRACT section of this prospectus.
Not a Short-Term Investment
The Contract is not a short-term investment and may not be appropriate if you need ready access to cash. The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered. For more information please refer to the PRINCIPAL RISKS OF INVESTING IN THE CONTRACT section of this prospectus.

Risks Associated With Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Funds available under the Contract, each of which has its own unique risks. You should review the Funds’ prospectuses before making an investment decision. Fund prospectuses are available at www.Prudential.com/eProspectus or by calling 800-778-2255. For more information on the Funds, please refer to the The Funds subsection of this prospectus.

Insurance Company Risks
An investment in the Contract is subject to the risks related to Pruco Life. Any obligations (including under the Fixed Rate Option), guarantees, or benefits are subject to the claims-paying ability of Pruco Life. More information about Pruco Life, including its financial strength ratings, is available upon request and at www.Investor.Prudential.com/Ratings. For more information please refer to the GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS section of this prospectus.

Contract Lapse
Death Benefits will not be paid if the Contract has lapsed. The Contract will lapse if it is in default unless sufficient premium payments are made. The Contract is in default if the Contract Fund, less any applicable surrender charge and less any Contract Debt, is zero or less. The Contract will also be in default if, at any time, the Contract Debt equals or exceeds the Contract Fund, less any applicable surrender charges. Poor investment performance, insufficient premium payments, withdrawals, and loans are some of the factors that could cause your Contract to lapse.
A Contract that lapses may be reinstated within five years from the date of default upon the completion of certain conditions, including the submission of certain payments sufficient to bring the Contract up to date, plus a premium to cover all charges and deductions for three months from the date of reinstatement. If the Contract has lapsed it may still provide some benefits. For more information please refer to the LAPSE AND REINSTATEMENT section of this prospectus.

GLOSSARY                                                      TABLE OF CONTENTS

RESTRICTIONS
Investments
You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options. Additional transfers may be made only with our consent. Generally, only one transfer from the Fixed Rate Option will be permitted during each Contract Year. The maximum amount per Contract Year you may transfer out of the Fixed Rate Option each year is the greater of: (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000. Transfers may generally be made by mail, phone, fax or website. Contracts that are jointly owned or assigned generally cannot conduct transfers by phone, fax or website. We reserve the right to remove or substitute Variable Investment Options. For more information on investment and transfer restrictions, please refer to the Transfers And Restrictions On Transfers subsection of this prospectus and APPENDIX A.

Optional Benefits
As a Contract Owner, you may be able to obtain extra fixed benefits, which may require additional charges. These optional insurance benefits are described in what is known as a “rider” to the Contract. Riders are generally only available at Contract issuance, unless noted otherwise.
Some riders may depend on the performance of the Contract Fund. Rider benefits will no longer be available if the Contract lapses. Some riders are not available in conjunction with other riders and other restrictions may apply. Investment options will be restricted if certain riders are exercised. Some riders described in this prospectus may be subject to state variations or may not be available in all states. Please refer to APPENDIX B, which is part of this prospectus, for state availability and a description of all material variations to riders and features that differ from the description contained in the prospectus. For more information on optional benefits under the Contract, please refer to the RIDERS section of this prospectus.

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. There is no additional tax benefit if you purchase the Contract through a tax-qualified plan. Withdrawals may be subject to ordinary income tax and a 10% additional tax. For more information on tax implications relating to Contract investments, please refer to the TAXES section of this prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation
Investment professionals receive compensation for selling the Contract to investors and may have a financial incentive to offer or recommend the Contract over another investment. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (“firms”). The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. For more information on investment professional compensation, please refer to the DISTRIBUTION AND COMPENSATION section and the Commissions Paid To Broker-Dealers subsection of this prospectus.

Exchanges
Some investment professionals may have a financial incentive to offer you a contract in place of the one you already own. You should only exchange your existing life insurance contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the contract, rather than continue to own your existing contract. For more information on exchanges, please refer to the paragraph titled Replacement Of a Contract in the PRINCIPAL RISKS OF INVESTING IN THE CONTRACT section of this prospectus.

OVERVIEW OF THE CONTRACT
The following summaries provide a brief overview of the more significant aspects of the Contract. We provide more complete and detailed information in the subsequent sections of this prospectus and in the statement of additional information and Contract.
Brief Description Of the Contract
Variable Universal Life a form of variable universal life insurance. A Death Benefit is paid upon the death of the insured person. Contract Owners may submit premium payments and transfer Contract values among investment options, subject to the Contract and as described in this prospectus. This Contract is designed for Contract Owners seeking benefits on a long-term basis and as such is not appropriate as a short-term investment, or savings vehicle. Contract Owners should consider whether this Contract meets their financial goals, liquidity needs and investment time horizon. Clients seeking information regarding their particular investment needs should contact a financial professional.
Some Contract forms, features and/or riders described in this prospectus may be subject to state variations or may not be available in all states. See APPENDIX B for state availability and a description of all material variations to features and riders that differ from the description contained in the prospectus. Some Contract forms, features, and/ or Variable Investment Options described in this prospectus may not be available through all brokers. The Contract form number for this Contract is VUL. A state and/or other code may follow the form number. Your Contract’s form number is located in the lower left hand corner of the first page of your Contract.

GLOSSARY                                                      TABLE OF CONTENTS
Premiums
The Contract is a flexible premium contract – there are no scheduled premiums. Except for the minimum initial premium, and subject to a minimum of $25 per subsequent payment, you choose the timing and amount of premium payments. The Contract will remain in force if the Contract Fund less any applicable surrender charge is greater than zero and more than any Contract Debt. Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse. However, if the accumulated premiums you pay are high enough, and Contract Debt does not equal or exceed the Contract Fund less any applicable surrender charge, Pruco Life guarantees that your Contract will not lapse even if investment experience is very unfavorable and the Contract Fund drops below zero. Each Contract generally provides two guarantees, one that lasts for the lifetime of the Contract and another that lasts for a stated finite period. The guarantee for the life of the Contract requires higher premium payments. In Massachusetts, only one Death Benefit guarantee is available. The length of this death benefit guarantee is generally five Contract Years, however, for some Contracts, it may be shorter. See PREMIUMS, DEATH BENEFIT GUARANTEE, and LAPSE AND REINSTATEMENT.
We offer regular billing of premiums even though you decide when to make premium payments and, subject to a $25 minimum, in what amounts. You should discuss your billing options with your Pruco Life representative when you apply for the Contract. See PREMIUMS.
Contract Features
Types Of Death Benefit - There are two types of Death Benefit available. You may choose a Contract with a Type A (fixed) Death Benefit under which the Cash Surrender Value varies daily with investment experience, and the Death Benefit generally remains at the Basic Insurance Amount you initially chose. However, the Contract Fund may grow to a point where the Death Benefit may increase and vary with investment experience. If you choose a Contract with a Type B (variable) Death Benefit, the Cash Surrender Value and the Death Benefit both vary with investment experience. For either type of Death Benefit, as long as the Contract is in force, the Death Benefit will never be less than the Basic Insurance Amount shown in your Contract. See Types Of Death Benefit.
Decreasing the Basic Insurance Amount – Subject to certain limitations and charges, you have the option of decreasing the Basic Insurance Amount after the Contract is issued.
Increasing the Basic Insurance Amount – Subject to state approval and the underwriting requirements determined by us, you have the option of increasing the Basic Insurance Amount after the Contract is issued.
Investment Choices – You may choose to allocate your net premiums and earnings to one or more of the available Variable Investment Options or our Fixed Rate Option. You may change the way in which subsequent premiums are allocated. You may transfer money among your investment choices, subject to restrictions. In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature. Information about each Variable Investment Option available under the Contract is provided in APPENDIX A.
The Contract Fund – Your net premiums paid into the Contract are held in the Contract Fund, the value of which changes daily reflecting: (1) increases or decreases in the value of the Funds; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options. The Contract Fund value also changes to reflect monthly deductions, any withdrawals or accelerated benefits.
Death Benefit Protection – The Contract includes a Death Benefit Guarantee, which provides a conditional guarantee that can keep your Contract in effect regardless of investment performance or Contract Fund value. If Scheduled Premiums are paid on or before each due date, or within the grace period after each due date, and there are no withdrawals or outstanding loans, a Contract will remain in force even if the investment results of that Contract's Variable Investment Option[s] have been so unfavorable that the Contract Fund has decreased to zero. The guarantee is contingent upon Contract Debt not being equal to or greater than the Contract Fund less any applicable surrender charge. For purposes of determining this guarantee, we generally calculate, and show in the Contract data pages, two sets of values - the Lifetime Death Benefit Guarantee Values (not applicable in Massachusetts) and Limited Death Benefit Guarantee Values. These are not cash values that you can attain by surrendering the Contract, nor are they payable Death Benefits. They are values used solely to determine if a Death Benefit Guarantee is in effect.
Riders – Contract Owners may be eligible to select extra benefits called “riders.” The charges associated with each rider are presented in the FEE TABLE. Except for the Living Needs BenefitSM Rider, all riders are only available at Contract issuance. Riders include:
•Annually Renewable Term Rider on Insured: Provides level term coverage for the lesser of 20 years or Attained Age of 90, with annually increasing premiums.
•Children Level Term Rider: Provides level guaranteed Death Benefit coverage on the Insured’s children.
•Insured Disability Benefit: Pays premiums into the Contract on each Monthly Date while the Insured is totally disabled as defined in the Contract.
•Living Needs BenefitSM Rider: Provides an early payment of all or part of the Death Benefit, adjusted to reflect current value, if the insured becomes Terminally Ill or is confined to a nursing home.
•Term Insurance Benefit On Life Of Insured: Provides a 10-year level Death Benefit with premiums that are level and guaranteed for 10 years for the Insured.
•Term Insurance Benefit On Life Of Insured Spouse: Provides a 10-year level Death Benefit with premiums that are level and guaranteed for 10 years for the Insured’s spouse.

GLOSSARY                                                      TABLE OF CONTENTS
Loans – You may borrow money from us using your Contract as security for the loan. The minimum loan amount you may borrow is $200. Interest charges will apply. A portion of any amount you borrow on or after the 10th Contract Anniversary may be considered a preferred loan and is charged a lower annual interest rate.
Withdrawals – Under certain circumstances and limitations, you may withdraw a part of the Contract’s Cash Surrender Value without surrendering the Contract. Charges may apply.
Surrendering the Contract – A Contract may be surrendered for its Cash Surrender Value while the insured is living. A surrender charge may apply.
FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Your Contract’s data pages will provide information about the specific fees you will pay each year based on the options you have elected. For more information please refer to the CHARGES AND EXPENSES section in this prospectus.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer cash value between investment options.

TRANSACTION FEES
Charge	When Charge Is Deducted	Amount Deducted
Sales Charge On Premiums (load)	Deducted from premium payments.	4%
Premium-Based Administrative Charge (Charge for state and federal premium taxes and other charges that are based on premiums.)	Deducted from premium payments.	7.5%
Surrender Charge
Contingent Deferred Sales Charge(1)
Minimum and maximum percentage
-------------------------
Contingent Deferred Administrative Charge(2)
------------------------
Initial surrender charge for a representative Contract Owner.(3)
	Upon lapse, surrender, or Basic Insurance Amount decrease.	13% to 26% ------------------------------- $500 ---------------------- $737.64
Transfer fee	Each transfer exceeding 12 in any Contract Year.	$25
Withdrawal fee	Upon withdrawal.	The lesser of (a) $25 and; (b) 2% of the withdrawal amount
Basic Insurance Amount decrease fee	Upon decrease in Basic Insurance Amount.	$25
Basic Insurance Amount increase fee	Upon increase in Basic Insurance Amount.	$25
Living Needs BenefitSM Rider fee	When benefit is paid.	$150
(1)The Contingent Deferred Sales Charge percentage varies by issue age and is applied to the lesser of the target level premium and the actual premiums paid. The percentage used remains level for six years. After six years, it will then decrease monthly at a constant rate until it reaches zero at the end of the 10th year.
(2)The Contingent Deferred Administrative Charge is the lesser of: (a) $5 per $1,000 of Basic Insurance Amount; and (b) $500 and applies during the first six years. It will then decrease monthly at a constant rate until it reaches zero at the end of the 10th year.
(3)Representative insured is male, age 36, preferred underwriting class.

The next table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds’ fees and expenses.

PERIODIC CHARGES OTHER THAN ANNUAL FUND EXPENSES
Charge	When Charge Is Deducted	Amount Deducted
Base Contract Charges:
Cost Of Insurance (“COI”) For the Basic Insurance Amount Minimum and maximum charge per $1,000 of the Net Amount At Risk. ___________ Initial charge for a representative Contract Owner.(4)	Monthly	From $0.06 to $83.34(1)(2)(3) _____________ $0.15

GLOSSARY                                                      TABLE OF CONTENTS

PERIODIC CHARGES OTHER THAN ANNUAL FUND EXPENSES
Administrative Charge For Basic Insurance Amount
Minimum and maximum charge (charge per $1,000 of Basic Insurance Amount plus a flat fee).
---------------------
Initial charge for Basic Insurance Amount for a representative Contract Owner.(4)
	Monthly	$0.01 to $0.08 plus $10(2)(7) _____________ $0.07 plus $10
Mortality And Expense Risk Charge (Calculated as a percentage of assets in Variable Investment Options.)	Daily	0.9%(5)
Additional Mortality Charge For Certain Risks associated with certain health conditions, occupations, avocations, or aviation risks (Flat extra per $1,000 of Basic Insurance Amount)	Monthly	From $0.10 to $2.08(2)(6)
Death Benefit Guarantee Risk Charge Charge per $1000 of Basic Insurance Amount	Monthly	$0.01
Net Interest On Loans	Annually	1% for standard loans. 0.5% for preferred loans.
Optional Benefits Charges:
Annually Renewable Term Rider On the Insured Minimum and maximum charge per $1,000 of the coverage amount. _____________ Initial charge for a representative Contract Owner (4)(8)	Monthly	$0.02 to $68.99 _____________ $0.13
Children Level Term Rider Initial charge per $1,000 of the coverage amount	Monthly	$0.41
Insured Disability Benefit Minimum and maximum charge (percentage of the monthly benefit amount). _____________ Initial charge for a representative Contract Owner (4)	Monthly	5.44% to 6.74% _____________ 6.09%
Term Insurance Benefit On Life Of Insured Minimum and maximum charge per $1,000 of the coverage amount. _____________ Initial charge for a representative Contract Owner (4)(8)	Monthly	$0.04 to $10.28 __________ $0.15
Term Insurance Benefit On Life Of Insured Spouse Minimum and maximum charge per $1,000 of the coverage amount. _____________ Initial charge for a representative Contract Owner(9)	Monthly	$0.04 to $2.75 _____________ $0.13
(1)The charge varies based on the individual characteristics of the insured, including such characteristics as age, sex, and underwriting classification, as well as Basic Insurance Amount, and Contract duration.
(2)The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay. You may obtain more information about the particular charges that apply to you by contacting your Pruco Life representative.
(3)The highest COI rate is for an insured who is a male/female age 100.
(4)Representative insured is male, age 36, preferred underwriting class, with a $100,000 Basic Insurance Amount.
(5)The daily charge is based on the effective annual rate shown.
(6)The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk.
(7)The charge varies based on the individual characteristics of the insured, including such characteristics as age, sex, and underwriting classification.
(8)The amount of term insurance assumed is $100,000.
(9)Representative insured specifications for spouse is female, age 39, select nonsmoker underwriting class with a $100,000 term insurance amount.

GLOSSARY                                                      TABLE OF CONTENTS
The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the Contract, including their annual expenses, may be found in APPENDIX A.

Annual Fund Expenses	Minimum	Maximum
(Expenses that are deducted from the Funds’ assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.29%	1.06%
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Contract Values Are Not Guaranteed – The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select.
The Variable Investment Options – The Variable Investment Options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the Fixed Rate Option provides a guaranteed rate of return.
The Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940. Each Variable Investment Option, which invests in a corresponding Fund, has its own investment objective, strategy, and associated risks, which are described in the Fund’s prospectus. Before allocating net premium to a Variable Investment Option, you should read the current Fund prospectus. Fund prospectuses are available at www.Prudential.com/eProspectus or by calling 800-778-2255. The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.
Amounts you allocate to the Variable Investment Options may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds. You bear the investment risk that the Funds may not meet their investment objectives. It is possible to lose your entire investment in the Variable Investment Options.
The Contract offers Variable Investment Options through the Advanced Series Trust (“AST”). The AST Variable Investment Options are also available in variable annuity contracts we offer. Some of these variable annuity contracts offer a feature that utilizes a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with certain optional benefits. The operation of the formula in those variable annuity contracts may result in large-scale asset flows into and out of the Funds corresponding to the Variable Investment Options that are available with your Contract. These asset flows could adversely impact the Funds, including their risk profile, expenses and performance.
Increase In Charges – In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that we may apply under the Contract. The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge.
Not a Short-Term Savings Vehicle – The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.
Contract Lapse – On each Monthly Date we determine the value of your Contract Fund. The Contract is in default if the Contract Fund, less any applicable surrender charge and less any Contract Debt, is zero or less. Your Contract will also be in default if, at any time, the Contract Debt equals or exceeds the Contract Fund, less any applicable surrender charge. Poor investment performance, insufficient premium payments, withdrawals, and loans are some of the factors that could cause your Contract to lapse, which will cause you to lose your insurance coverage.
Taking Withdrawals – Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal. A surrender charge may be deducted when any withdrawal causes a reduction in the Basic Insurance Amount. If the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract, which would result in less favorable tax treatment for loans, withdrawals, or assignments. Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. In addition, a withdrawal from your Contract may have tax consequences.
Taking a Contract Loan – Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. Taking a Contract loan will prevent any Death Benefit guarantees from protecting your Contract from lapsing. In addition, a loan from your Contract may have tax consequences.
Surrender Of the Contract – We deduct a surrender charge from the surrender proceeds. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund. A surrender of your Contract may have tax consequences.
Potential Federal Tax Consequences – Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. We reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this

GLOSSARY                                                      TABLE OF CONTENTS
question. Current tax law generally excludes Death Benefits from the gross income of the beneficiary of a life insurance contract. However, your Death Benefit could be subject to income tax in certain instances, such as if transferred in accordance with a reportable policy sale. Your Death benefit may also be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.
Special rules govern the tax treatment of life insurance policies that meet the definition of a Modified Endowment Contract under Section 7702A of the Internal Revenue Code. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed). Under current tax law, pre-death distributions, including loans and assignments, are taxed less favorably under Modified Endowment Contracts. Death Benefit payments under Modified Endowment Contracts, however, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary.
Replacement Of a Contract – The replacement of life insurance is generally not in your best interest. If you are considering replacing a contract, you should compare the benefits and costs of your existing contract with the benefits and costs of purchasing a new contract and you should consult with a tax adviser.
Our Ability To Pay Benefits – All insurance benefits, including the Death Benefit, and all guarantees, including those related to the Fixed Rate Option, are general account obligations that are subject to the financial strength and claims paying ability of Pruco Life.
GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS
Pruco Life Insurance Company
Pruco Life Insurance Company (“Pruco Life”, “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971, under the laws of the state of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Our principal executive office is located at 213 Washington Street, Newark, New Jersey 07102.
The Pruco Life Variable Appreciable Account
We have established a Separate Account, the Pruco Life Variable Appreciable Account (the "Account" or the “Registrant”), to hold the assets that are associated with the Contracts. The Account was established on January 13, 1984, under Arizona law and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "Separate Account" under the federal securities laws. The Account holds assets that are segregated from all of our other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life conducts.
We are the legal owner of the assets in the Account. We will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts. In addition to these assets, the Account’s assets may include funds contributed by us to commence operation of the Account and may include accumulations of the charges we make against the Account. From time to time we will transfer capital contributions to our general account. We will consider any possible adverse impact the transfer might have on the Account before making any such transfer.
Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of our other assets. The assets of the Account that are held in support of client accounts may not be charged with liabilities that arise from any other business we conduct.
We are obligated to pay all amounts promised to Contract Owners under the Contract. The obligations to Contract Owners and beneficiaries arising under the Contracts are our general corporate obligations. Guarantees and benefits within the Contract are subject to our claims paying ability.
You may invest in one or a combination of the available Variable Investment Options. When you choose a Variable Investment Option, we purchase shares of the corresponding Fund or a separate investment series of a Fund which are held as an investment for that option. We hold these shares in the Account.
The Funds
This Contract offers Funds managed by AST Investment Services, Inc. and PGIM Investments LLC, both of which are affiliated companies of Pruco Life (“Affiliated Funds”), and Funds managed by companies not affiliated with Pruco Life (“Unaffiliated Funds”). Pruco Life and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which Funds to offer through the Contract. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds. As indicated next to each Fund’s description in the tables in APPENDIX A, each Fund has one or more subadvisers that provide certain day-to-day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to offer under the Contract. Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Funds they recommend and may benefit accordingly from allocations of Contract Fund value to the Variable Investment Options that invest in these Funds. Allocations made

GLOSSARY                                                      TABLE OF CONTENTS
to all Affiliated Funds benefit us financially. See Service Fees Payable To Pruco Life for more information about fees and payments we may receive from the Funds and/or their affiliates.
Pruco Life has selected the Funds for inclusion as investment options under this Contract in Pruco Life’s role as issuer of this Contract. We may remove or add additional Variable Investment Options in the future. We may consider the potential risk to us of offering a Fund in light of the benefits provided by the Contract.
PGIM Investments LLC serves as the investment manager for The Prudential Series Fund (“PSF”) and certain Funds of AST. PGIM Investments LLC and AST Investment Services, Inc. serve as co- investment managers of the other Funds of AST.
The investment management agreements for PSF and AST provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Board of Trustees of the applicable Fund.
The Investment Managers or subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all AST and PSF Funds benefit us financially because fees are paid to us or our affiliates by the AST and PSF Funds. More detailed information, including a full description of these fees, is available in the Funds’ prospectuses.
Information regarding each Fund, including (i) its name; (ii) its type; (iii) its Investment Manager(s) and subadviser(s); (iv) current expense; and (v) performance, is available in APPENDIX A. Each Fund has issued its own separate prospectus that contains more detailed information about the Fund. The Funds’ prospectuses and statements of additional information are available at www.Prudential.com/eProspectus or by calling 800-778-2255. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. We will also provide you with the prospectus for each Fund in which you invest. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Funds will be met. Please refer to the tables in APPENDIX A to see which Variable Investment Options you may choose.
In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same Funds. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:
(1)changes in state insurance law;
(2)changes in federal income tax law;
(3)changes in the investment management of any Fund; or
(4)differences between voting instructions given by variable life insurance and variable annuity contract owners.
The terms “Fund” and “portfolio” are largely used interchangeably. Some of the Funds use the term “Fund” and others use the term “portfolio” in their respective prospectuses.
A Fund may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such Fund will resemble that of the publicly available mutual fund.
The tables in APPENDIX A reflect the Funds in which the Account invests, their Fund Type, and each Fund’s investment subadvisers. For Funds with multiple subadvisers, each subadviser manages a portion of the assets for that Fund. The AST Balanced Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio each invests primarily in shares of other Funds, which are managed by the subadvisers of those Funds.
Service Fees Payable To Pruco Life
We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially.
We receive Rule 12b-1 fees which compensate us and our affiliate, Pruco Securities, LLC (“Pruco Securities”), for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Contract Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2024, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.55% of the average assets allocated to the Fund under the Contract. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Contract.
In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s,

GLOSSARY                                                      TABLE OF CONTENTS
subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Companies related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
AST Funds
This Contract offers Variable Investment Options that invest in Funds offered through AST. The AST Variable Investment Options are also available in variable annuity contracts we offer. Some of these variable annuity contracts offer optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each annuity contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers assets between the Variable Investment Options for those variable annuity contracts and an AST bond fund (the AST bond fund is not available in connection with the life contracts offered through this prospectus). You should be aware that the operation of the formula in those variable annuity contracts may result in large-scale asset flows into and out of the Funds corresponding to the Variable Investment Options that are available with your Contract. These asset flows could adversely impact the Funds, including their risk profile, expenses and performance. Because transfers between the Variable Investment Options and the AST bond fund can be frequent and the amount transferred can vary from day to day, any of the Funds could experience the following effects, among others:
(a)a Fund’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Fund’s investment strategy;
(b)the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and
(c)a Fund may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Fund compared to other similar funds.
The efficient operation of the asset flows among Funds triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Fund to another Fund, which in turn could adversely impact performance.
Before you allocate to the Variable Investment Options with the AST Funds listed above, you should consider the potential effects on the Funds that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Contract. Please work with your financial professional to determine which Variable Investment Options are appropriate for your needs.
Voting Rights
We are the legal owner of the shares of the Funds associated with the Variable Investment Options. However, we vote the shares according to voting instructions we receive from Contract Owners. We will mail you a proxy, which is a form you need to complete and return to us, to inform us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that Fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the Fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of Contract Owners who actually vote will determine the ultimate outcome. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the Fund that require a vote of shareholders. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We reserve the right to change the voting procedures described above if applicable federal securities laws or SEC rules change in the future.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Funds or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.
Substitution Of Variable Investment Options
We may substitute one or more of the available Variable Investment Options. We may terminate the availability of any Variable Investment Option at any time. If we do so, you will no longer be permitted to allocate additional investments to the option, either by premium payment or transfer. We would not do this without any necessary SEC and/or state approval. You will be given specific notice in advance of any substitution we intend to make.

GLOSSARY                                                      TABLE OF CONTENTS
The Fixed Rate Option
You may choose to allocate, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option. Amounts in the Fixed Rate Option are part of our general account. The general account consists of all assets owned by us other than those in the Account and in other separate accounts that have been or may be established by us. Subject to applicable law, we have sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets. Instead, we guarantee that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that we declare periodically, but not less than an effective annual rate of 4%. We are not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so. The fulfillment of our guarantee under this benefit is dependent on our claims paying ability and financial strength.
Transfers out of the Fixed Rate Option are subject to limits. See Transfers And Restrictions On Transfers. The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months. See When Proceeds Are Paid.
Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.
CHARGES AND EXPENSES
There are Contract charges and Fund expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below. Most charges, although not all, are made by reducing the Contract Fund. Unless you direct otherwise, monthly charges are generally deducted proportionately from the dollar amounts held in each of the investment options. See Allocated Charges.
When describing the Contract’s charges, in several instances we use the terms “maximum charge” and “current charge.” The “maximum charge”, in each instance, is the highest charge that we may make under the Contract. The “current charge”, in each instance, is the amount that we now charge, which may be lower than the maximum charge. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge. We will supplement this prospectus to reflect any increase in a current Contract charge, up to the maximum Contract charge, before the change is implemented.
Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. Any changes to any of these current charges will be in consideration of one or more factors such as mortality, expenses, taxes, interest, investment experience, contract funding, Net Amount At Risk, profit and/or persistency, which is the length of time Contracts like this one and other contracts stay in effect. Premium-based administrative charges will be set at one rate for all Contracts like this one. Changes in other charges will be by underwriting classification. We will not recoup prior losses or distribute prior gains by means of these changes.
The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts for which, due to economies of scale and other factors, our administrative costs are reduced.
Sales Charge On Premium
We may charge up to 4% of premiums received in all Contract Years. This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature.
Currently, the charge is equal to 4% of premiums paid in each Contract Year up to the amount of the target premium and 0% of premiums paid in excess of this amount. See PREMIUMS. Consequently, paying more than this amount in any Contract Year could reduce your total sales load. For example, assume that a Contract with no riders or extra insurance charges has a target premium of $884 and the Contract Owner would like to pay 10 target premiums. If the Contract Owner paid $1,768 (two times the amount of the target premium) in every other Contract Year up to the ninth year (i.e. in years 1, 3, 5, 7, 9), the sales load charge would be $176.80. If the Contract Owner paid $884 in each of the first 10 Contract Years, the total sales load would be $353.60. For additional information, see Increasing the Basic Insurance Amount.
Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. Delaying the payment of target premium amounts to later years will adversely affect the Death Benefit Guarantee if the accumulated premium payments do not reach the accumulated values shown under your Contract's Limited Death Benefit Guarantee Values. See DEATH BENEFIT GUARANTEE. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment Of Contract Benefits.

GLOSSARY                                                      TABLE OF CONTENTS
Premium-Based Administrative Charge
We may charge up to 7.5% of premiums received for a premium-based administrative charge, which includes any federal, state or local income, premium, excise, or business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium we receive. This charge is made up of two parts, which currently equal a total of 3.75% of the premiums received.
The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium and is our estimate of the average burden of state taxes generally. The rate applies uniformly to all Contract Owners without regard to location of residence. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5%. We may collect more for this charge than we actually pay for state and local premium taxes.
The second part is a charge for federal taxes measured by premiums. The current amount for this second part is 1.25% of the premium. We believe that this charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax. See Company Taxes.
Surrender Charge
We assess a surrender charge if during the first 10 Contract Years (or during the first 10 years of a Coverage Segment representing an increase in Basic Insurance Amount) the Contract lapses, is surrendered or if the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change). We do not deduct a surrender charge from the Death Benefit if the insured dies during this period. The surrender charge consists of two parts: 1) a contingent deferred sales charge and 2) an administrative surrender charge.
The contingent deferred sales charge is an amount based upon the lessor of: (a) the target level premium for the Contract; and (b) the actual premiums paid. See PREMIUMS. To determine the amount of the charge we apply a percentage, based upon the issue age of the insured, to these two values and apply the lower of the two results. The rate used in the calculation of this contingent deferred charge will be 26% for issue ages 76 or less, 22% for issue ages 77-79, 16% for issue ages 80‑83, and 13% for issue ages 84‑85. The rate used in the calculation of this contingent deferred charge will remain level for six years. After six years, this charge will reduce monthly at a constant rate until it reaches zero at the end of the 10th year.
If during the first 10 Contract Years the Contract lapses, is surrendered or if the Basic Insurance Amount is decreased, an administrative charge is deducted to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. The charge is equal to the lesser of: (a) $5 per $1,000 of Basic Insurance Amount; and (b) $500. This charge is level for six years. After six years, this charge will be reduced monthly at a constant rate until it reaches zero at the end of the 10th year.
We will show a surrender charge threshold for each Coverage Segment in the Contract’s data pages. This threshold amount is the segment’s lowest coverage amount since its effective date. If during the first 10 Contract Years (or during the first 10 years of a Coverage Segment representing an increase in Basic Insurance Amount), the Basic Insurance Amount is decreased (including as a result of a withdrawal or a change in type of Death Benefit), and the new Basic Insurance Amount for any Coverage Segment is below the threshold for that segment, we will deduct a percentage of the surrender charge for that segment. The percentage will be the amount by which the new Coverage Segment is less than the threshold, divided by the Basic Insurance Amount at issue. After this transaction, the threshold will be updated and a corresponding new surrender charge schedule will also be determined to reflect that portion of a surrender charge deducted in the past.
The chart below provides an example of the surrender charge applied to a Contract with an insured male, age 36 at Contract issuance, preferred underwriting class, and a $100,000 Basic Insurance Amount, assuming a target level premium of $914.00 in years 1-10. You may obtain more information about the particular surrender charge that applies to you by contacting your Pruco Life representative.

Sample Surrender Charge
Surrender occurring during Contract Year:	Percentage Used in Contingent Deferred Charge	Contingent Deferred Charge	Administrative Surrender Charge	Surrender Charge
1	26.0%	$237.64**	$500.00*	$737.64
2	26.0%	$237.64**	$500.00*	$737.64
3	26.0%	$237.64**	$500.00*	$737.64
4	26.0%	$237.64**	$500.00*	$737.64
5	26.0%	$237.64**	$500.00*	$737.64
6	26.0%	$237.64**	$500.00*	$737.64
7	26.0%	$178.23**	$375.00	$737.64
8	19.5%	$118.82**	$250.00	$553.23
9	13.00%	$59.41**	$ 125.00	$368.82
10	6.5%	$0.00**	$0.00	$184.41
* Illustrates the maximum administrative surrender charge of $500.
**Assumes surrender occurs at the beginning of the Contract Year.

GLOSSARY                                                      TABLE OF CONTENTS
Cost Of Insurance
We deduct a monthly cost of insurance ("COI") charge from the Contract Fund. The purpose of this charge is to compensate us for the cost of providing insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The COI charges collected from all Contract Owners enable us to pay this larger Death Benefit.
The COI charge (current or maximum) is determined by taking the Net Amount At Risk, dividing by 1,000, and multiplying by the applicable COI rate. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables, an insured's current Attained Age, sex (except where unisex rates apply), smoker/nonsmoker status, and extra rating class, if any, and Coverage Segment Amount. At most ages, Pruco Life's current COI rates are lower than the maximum rates. For information regarding COI charges where there are two or more Coverage Segments in effect, see Increasing the Basic Insurance Amount.
The following table provides hypothetical examples of the Net Amount At Risk’s role in determining COI charges. The examples assume a $100,000 Basic Insurance Amount, the Death Benefit meets the definition of life insurance test, and a current monthly COI rate of $1.25 per $1,000 of Net Amount At Risk.
.

Example Net Amount At Risk Scenarios
Death Benefit Type	Death Benefit amount	Contract Fund value	Net Amount At Risk	Month’s COI charge
Type A	$100,000	$25,000	$75,000	$93.75
Type A	$100,000	$75,000	$25,000	$31.25
Type B	$125,000	$25,000	$100,000	$125.00
Type B	$175,000	$75,000	$100,000	$125.00
Administrative Charge For Basic Insurance Amount
In addition to the COI charge, each month we deduct from the Contract Fund an administrative charge for the Basic Insurance Amount. This charge is intended to compensate us for things like processing claims, keeping records, and communicating with Contract Owners.
Currently, the charge is equal to $10 per Contract plus $0.07 per $1,000 of Basic Insurance Amount in the first Contract Year and $5 per Contract plus $0.01 per $1,000 of Basic Insurance Amount in all subsequent years. Pruco Life reserves the right, however, to charge up to $10 per Contract plus $0.07 per $1,000 of Basic Insurance Amount in the first Contract Year and $10 per Contract plus $0.01 per $1,000 of Basic Insurance Amount in all subsequent years.
The following table provides an example of the initial administrative charge per $1,000 of Basic Insurance Amount for a Contract with a Basic Insurance Amount of $100,000.

Sample Administrative Charges
Contract Year:	Administrative Charge:
1	$17.00
2	$6.00
3	$6.00
4	$6.00
5	$6.00
Mortality And Expense Risk Charge
Each day we deduct a charge from the assets of the Variable Investment Options in an amount equivalent to an effective annual rate of up to 0.9%. Currently, we charge 0.6%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the Fixed Rate Option.
Additional Mortality Charge For Certain Risks
We may assess an additional charge on a permanent or temporary basis for unique or specific mortality risks that exceed our standard underwriting guidelines. This additional monthly charge or "flat extra" is charged as a dollar amount per $1,000 of Basic Insurance Amount.
Generally, a permanent flat extra rating is assessed for non-medical risks such as aviation. A temporary flat extra charge is used in scenarios where mortality risk is higher in the earlier Contract Years and reduces in later years, such as may be the case for certain occupational and avocational risks and for some insureds with cancer histories. The actual dollar amounts are initially determined through the research completed for the activity or impairment during the underwriting process. The flat extra charge per $1,000 will vary based on individual circumstances of the insured, including issue age, type of risk, and the frequency of exposure to the risk.

GLOSSARY                                                      TABLE OF CONTENTS
Transaction Charges
(a)We currently charge an administrative processing fee equal to the lesser of $25 or 2% of the withdrawal amount in connection with each withdrawal. Surrender charge may apply. See Surrender Charge and Withdrawals.
(b)We currently do not charge an administrative processing fee in connection with a change in Basic Insurance Amount. We reserve the right to make such a charge in an amount of up to $25 for any change in Basic Insurance Amount. See Increasing the Basic Insurance Amount and Decreasing the Basic Insurance Amount.
(c)We currently charge an administrative processing fee of up to $25 for each transfer exceeding 12 in any Contract Year. See Transfers And Restrictions On Transfers.
Charges For Rider Coverage
You may add one or more riders to the Contract. The following riders are charged for separately. See RIDERS.
Annually Renewable Term Rider On Insured – We deduct a monthly charge for this rider, which provides provides level term coverage for the lesser of 20 years or Attained Age of 90, with annually increasing premiums. The current charge is $0.12 and is deducted on each Monthly Date from the Contract Fund. Monthly charges for this benefit stop on the anniversary at the end of the term period.
Children Level Term Rider – We deduct a monthly charge for this rider, which provides term life insurance coverage on the life of the insured’s covered children. The current charge is $0.41 per $1,000 of coverage and is charged until the earliest of the date of the Insured’s death, the first anniversary after the Insured’s 75th birthday, or you notify us to discontinue the rider coverage.

Insured Disability Benefit – We deduct a monthly charge for this rider, which pays premiums into the Contract while the insured is totally disabled. The current charge is based on issue age, sex, and underwriting class of the insured. The charge ranges from 5.44% to 6.74% of the monthly benefit amount and is charged until the first Contract Anniversary on or after the insured’s 60th birthday.
Living Needs BenefitSM Rider – We deduct a fee of up to $150 if you exercise this rider, which allows you to receive an accelerated payment of the Death Benefit if the insured becomes Terminally Ill or is confined to a nursing home.
Term Insurance Benefit On Life Of Insured – We deduct a monthly charge for this rider, which provides provides a 10-year level Death Benefit with premiums that are level and guaranteed for 10 years. The current charge is $0.12 and stops on the anniversary at the end of the term period.
Term Insurance Benefit On Life Of Insured Spouse – We deduct a monthly charge for this rider, which provides a 10-year level Death Benefit with premiums that are level and guaranteed for 10 years. The current charge is $0.13 and stops on the earliest of: (1) the death of the Insured, (2) the death of the insured spouse, and (3) the anniversary at the end of the term period.
Net Interest On Loans
Interest charged on a loan accrues daily. We charge interest on the full loan amount, including all unpaid interest. Interest is due on the earlier of each Contract Anniversary and when the loan is paid back. The net interest on loans reflects the net difference between the interest rates charged and credited. A standard loan has an effective annual interest rate of 5%. A preferred loan has an effective annual interest rate of 4.5%. All loans have an effective annual interest credit equal to 1%. The net cost of a standard loan is 1% and the net cost of a preferred loan is 0.5%. See Loans.
Fund Expenses
As described in each Fund's prospectus, fees are deducted from and expenses are paid out of the assets in the Fund. Fund prospectuses are available at www.Prudential.com/eProspectus or by calling 800-778-2255.
Allocated Charges
We deduct monthly charges proportionately from the dollar amounts held in each of the chosen investment option(s). Monthly charges include: (1) COI charge, (2) administrative charge for Basic Insurance Amount, (3) risk charge for the Death Benefit Guarantee, (4) applicable rider charges, and (5) any additional mortality charge for extra risk classification.
Charges After Age 100
Beginning on the first Contract Anniversary on or after the insured’s 100th birthday, we will no longer accept premiums or deduct monthly charges from the Contract Fund. You may continue the Contract until the insured's death, or until you surrender the Contract for its Cash Surrender Value. You may continue to make transfers, loans, loan repayments, and withdrawals, subject to the limitations on these transactions described elsewhere in this prospectus. We will continue to make daily deductions for mortality and expense risk charges, and the Funds will continue to charge operating expenses if you have amounts in the Variable Investment Options. Any Contract loan will remain outstanding and continue to accrue interest until it is repaid. The Contract can only lapse if Contract Debt grows to be equal to or more than the cash value.
Commissions Paid To Broker-Dealers
The Contract may be sold through broker-dealers authorized by Pruco Securities and applicable law to do so. Pruco Securities, an indirect wholly owned subsidiary of Prudential Financial, Inc., acts as the principal underwriter of the Contract. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (“firms”) according to one or more schedules.

GLOSSARY                                                      TABLE OF CONTENTS
Generally, representatives will receive a commission of no more than:
a.50% of the premiums received in the first year on premiums up to the target premium (see PREMIUMS);
b.5% of premiums received in years two through 10 on premiums up to the target premium; and
c.3% on premiums received in the first 10 years in excess of the target premium or received after 10 years.
If the Basic Insurance Amount is increased, representatives will generally receive a commission of no more than:
a.25% of the premiums received up to the target premium for the increase received in the first year;
b.5% of the premiums received up to the target premium for years two through 10; and
c.3% on other premiums received for the increase.
Moreover, trail commissions of up to 0.025% of an amount determined by averaging the Contract Fund less all outstanding loans as of the first and last day of each calendar quarter may be paid.
Representatives with less than four years of service may receive compensation on a different basis. Representatives who meet certain productivity or persistency standards may be eligible for additional compensation.
More information on commissions and other compensation paid for distribution of the Contract is provided under DISTRIBUTION AND COMPENSATION.
PERSONS HAVING RIGHTS UNDER THE CONTRACT
Contract Owner
Generally, the Contract Owner is the insured. There are circumstances when the Contract Owner is not the insured. There may also be more than one Contract Owner. If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.
While the insured is living, the Contract Owner is entitled to any Contract benefit and value. Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us. For example, the Contract Owner is generally entitled to access Contract values through loans or withdrawals, assign the Contract, surrender the Contract, and to name or change the beneficiary. If the Contract is jointly owned, the exercise of any right or privilege under this Contract must be made by all Contract Owners.
You may change the ownership of the Contract by sending us a request. We may ask you to send us the Contract to be endorsed. Once we receive your request in Good Order at our Service Office, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request, unless a future effective date is specified by you. Any rights created by your request will not apply to any payments we have made or actions we have taken before the request was received in Good Order at our Service Office or the chosen effective date of the request.
Beneficiary
The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request. We may ask you to send us the Contract to be endorsed. Once we receive your request in Good Order at our Service Office, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request, unless a future effective date is specified by you. However, if we make any payment(s) before we receive the request in Good Order at our Service Office, or the chosen effective date of the request, we will not have to make the payment(s) again. When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.
OTHER GENERAL CONTRACT PROVISIONS
Assignment
You may request an assignment of the Contract by sending us a request. We may ask you to send us the Contract to be endorsed. Once we receive your request in Good Order at our Service Office, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request, unless a future effective date is specified by you.
This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at our Service Office. Any rights created by your request will not apply to any payments we have made or actions we have taken before the assignment was received in Good Order and recorded at our Service Office or the chosen effective date of your request.
Incontestability
We will not contest the Contract after it has been in force during the insured’s lifetime for two years from the issue date except when any change is made in the Contract that requires Pruco Life's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

GLOSSARY                                                      TABLE OF CONTENTS
Misstatement Of Age Or Sex
If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex. Adjustments to the Death Benefit for misstatements of age or sex are not restricted to the incontestability provision described above.
Suicide Exclusion
Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the Basic Insurance Amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase. If the insured, whether sane or insane, dies by suicide within two years from the effective date of a reinstatement, this Contract will end without any Death Benefit paid, and we will return any reinstatement charge and any premiums paid after the reinstatement date less any Contract Debt and less any withdrawals.
STANDARD DEATH BENEFITS
Types Of Death Benefit
You must select from two types of Death Benefit at issue. A Contract with a Type A (fixed) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount. Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the Net Amount At Risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See Cost Of Insurance, PREMIUMS, and How a Contract's Cash Surrender Value Will Vary.
A Contract with a Type B (variable) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount plus the Contract Fund. Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value. However, the increase in the Cash Surrender Value for a Contract with a Type B Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A Death Benefit because a Type B Death Benefit has a greater cost of insurance charge due to a greater Net Amount At Risk. Because your Contract’s Death Benefit is based in part on the value of your Contract Fund, Contract charges and unfavorable investment performance will decrease your Death Benefit and Cash Surrender Value. As long as the Contract is not in default and there is no Contract Debt, the Death Benefit may not fall below the Basic Insurance Amount stated in the Contract. We may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See Cost Of Insurance, PREMIUMS, and How a Contract's Cash Surrender Value Will Vary.
The way in which the Cash Surrender Value and Death Benefit will change depends significantly upon the investment results that are actually achieved.
Contract Owners of a Contract with a Type A Death Benefit should note that any withdrawal will generally result in a reduction of the Basic Insurance Amount by the amount of the withdrawal and will result in the deduction of any applicable surrender charge. See Withdrawals.
Changing the Type Of Death Benefit
You may change the type of Death Benefit any time after issue and subject to our approval. We will increase or decrease the Basic Insurance Amount so that the Death Benefit immediately after the change matches the Death Benefit immediately before the change.
If you are changing your Contract from a Type A Death Benefit to a Type B Death Benefit, we will reduce the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place. The Basic Insurance Amount after the change may not be lower than the minimum Basic Insurance Amount applicable to the Contract.
If you are changing from a Type B (variable) to a Type A (fixed) Death Benefit, we will increase the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place. This is illustrated in the following chart.

	Changing the Death Benefit From Type A -> Type B (Fixed) (Variable)	Changing the Death Benefit From Type B -> Type A (Variable) (Fixed)
Basic Insurance Amount	$300,000 -> $250,000	$250,000 -> $300,000
Contract Fund	$50,000 -> $50,000	$50,000 -> $50,000
Death Benefit	$300,000 -> $300,000	$300,000 -> $300,000
Changing your Contract's type of Death Benefit from Type A (fixed) to Type B (variable) during the first 10 Contract Years may result in the assessment of a surrender charge. In addition, we reserve the right to make an administrative processing charge of up to $25 for any change in Basic Insurance Amount, although we do not currently do so. See CHARGES AND EXPENSES.

GLOSSARY                                                      TABLE OF CONTENTS
You may request a change in the type of Death Benefit by sending us a request in Good Order to our Service Office. If the change is approved, we will re-calculate the Contract's charges and appropriate tables and send you new Contract data pages. We may require you to send us your Contract before making the change. There may be circumstances under which a change in the Death Benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment Of Contract Benefits.
Increasing the Basic Insurance Amount
Subject to state approval and subject to the underwriting requirements determined by Pruco Life, on or after the first Contract Anniversary, you may increase the amount of insurance by increasing the Basic Insurance Amount of the Contract, thus creating an additional Coverage Segment. The following conditions must be met:
(1) you must provide the request for the change to us in Good Order at a Service Office;
(2) the amount of the increase must be at least equal to the minimum increase in Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(3) you must prove to us that the insured is insurable for any increase;
(4) the Contract must not be in default;
(5) we must not be paying premiums into the Contract as a result of the insured’s total disability; and
(6) if we ask you to do so, you must send us the Contract to be endorsed.
If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the re-calculated charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. We may charge a transaction fee of up to $25 for each increase in the Basic Insurance Amount. Currently, we do not charge a fee for an increase.
For sales load purposes, the target premium is calculated separately for each Coverage Segment. The target premium for each Coverage Segment also includes the premium for extra insurance charges associated with that Coverage Segment. When premiums are paid, each payment is allocated to each Coverage Segment based on the proportion of the target premium in each Coverage Segment to the total target premiums of all Coverage Segments. Currently, the sales load charge for each Coverage Segment is equal to 4% of the allocated premium paid in each Contract Year up to the target premium and 0% of allocated premiums paid in excess of the target premium. See the definition of Contract Year for an increase in Basic Insurance Amount in GLOSSARY: Definitions Of Special Terms Used In This Prospectus.
The COI rates for an increase in Basic Insurance Amount are based upon 1980 CSO Tables, the age at the increase effective date and the number of years since then, sex (except where unisex rates apply), smoker/nonsmoker status, and extra rating class, if any. The Net Amount At Risk for the whole contract (the Death Benefit minus the Contract Fund) is allocated to each Coverage Segment based on the proportion of its Basic Insurance Amount to the total of all Coverage Segments. In addition, the Attained Age factor for a Contract with an increase in Basic Insurance Amount is based on the Insured's Attained Age for the initial Coverage Segment.
If you elect to increase the Basic Insurance Amount, you will receive a right to cancel period to cancel the increase, not the entire Contract. Generally, you may exercise this right within 10 days after you receive the Contract with the increase. Any COI charge for the increase in the Basic Insurance Amount will be returned to the Contract Fund.
An increase in Basic Insurance Amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment Of Contract Benefits. Therefore, before increasing the Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life representative.
Decreasing the Basic Insurance Amount
You also have the option of decreasing the Basic Insurance Amount of your Contract without withdrawing any Cash Surrender Value. If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.
The following conditions must be met:
(a)The amount of the decrease must be at least equal to the minimum decrease in the Basic Insurance Amount shown under Contract Limitations in your Contract’s data pages;
(b)The Basic Insurance Amount after the decrease must be at least equal to the minimum Basic Insurance Amount shown under Contract Limitations in your Contract data pages;
(c)If we ask you to do so, you must send us the Contract to be endorsed.
If we approve the decrease, we will send you new Contract data pages showing the amount and effective date of the decrease and the new Basic Insurance Amount, re-calculated charges, values in the appropriate tables, and limitations. We may charge a transaction fee of up to $25 for each decrease in the Basic Insurance Amount.  Currently, we do not charge a fee for a decrease. If the Basic Insurance Amount is decreased to an amount less than the lowest Basic Insurance Amount since issue, a surrender charge may be deducted.
For Contracts with more than one Coverage Segment, a decrease in Basic Insurance Amount will reduce each Coverage Segment based on the proportion of each Coverage Segment amount to the total of all Coverage Segment amounts before the decrease. Each Coverage Segment will have its own surrender charge threshold equal to the segment’s lowest coverage amount since its effective date. If the decrease in Basic Insurance Amount reduces a Coverage Segment to an amount less than its surrender charge threshold, we will deduct a surrender charge. See Surrender Charge.

GLOSSARY                                                      TABLE OF CONTENTS
We may decline a decrease in the Basic Insurance Amount if we determine it would cause the Contract to fail to qualify as life insurance for purposes of Section 7702 of the Internal Revenue Code. A decrease will not take effect if the insured is not living on the effective date. Also, it is important to note that if the Basic Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment Of Contract Benefits. You should consult with your tax adviser and your Pruco Life representative before requesting any decrease in Basic Insurance Amount.
Death Claim Settlement Options
The beneficiary may choose to receive death claim proceeds by any of the settlement options available at the time the proceeds become payable or by payment of a lump sum check. Any Pruco Life representative authorized to sell this Contract can explain all the settlement options upon request.
When Death Benefit Proceeds Are Paid
Generally, we will pay any Death Benefit within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request. The Death Benefit is determined as of the date of the death.
We may delay payment of proceeds from the Variable Investment Options and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange ("NYSE") is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

OTHER BENEFITS AVAILABLE UNDER THE CONTRACT
In addition to the standard Death Benefit(s) associated with your Contract, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about applicable fees associated with each benefit included in this table may be found in the FEE TABLE.

Name Of Benefit	Purpose	Is Benefit Standard Or Optional	Brief Description Of Restrictions/Limitations
Death Benefit Guarantee (lapse protection benefit)	Guarantees that the Contract will not lapse as a result of unfavorable investment performance.	Standard
•Guarantee is contingent upon Contract Debt not being equal to or greater than the Contract Fund less any applicable surrender charge.
•Lifetime Death Benefit Guarantee Values and Limited Death Benefit Guarantee Values are not cash values that you can obtain by surrendering the Contract, nor are they payable Death Benefits.

Annually Renewable Term Rider On Insured(1)	Provides level term coverage for the lesser of 20 years or Attained Age of 90, with annually increasing premiums.	Optional
•After level term coverage, this rider has annually increasing premiums.
•If converted to another plan, the contract may not be: a single-premium contract; one that insures anyone in addition to the insured; one that includes or provides for term insurance, other than extended insurance; one with premiums that increase after a stated time, if its first premium is less than 80% of any later premium; or one with any benefit other than the basic insurance benefit and the waiver benefit.

Children Level Term Rider(1)	Provides term life insurance coverage on the life of the insured’s covered children.	Optional
Coverage on each dependent insured will end on the earliest of:
•The end the last day of the grace period if the Contract is in default;
•The end of the day before the first Contract Anniversary after the Insured's 75th birthday;
•The end of the day before the first Contract Anniversary on or after the child’s 25th birthday;
•The date the Contract is surrendered for its net cash value, if it has any, or the paid-up insurance, if any, under the benefit surrendered; and
•The date the Contract ends for any other reason.

GLOSSARY                                                      TABLE OF CONTENTS

Name Of Benefit, continued	Purpose	Is Benefit Standard Or Optional	Brief Description Of Restrictions/Limitations
Living Needs BenefitSM Rider (1)	Allows you to elect to receive an accelerated payment of all or part of the Death Benefit, adjusted to reflect current value, if the insured becomes Terminally Ill or is confined to a nursing home.	Optional
•Requires certification of a physician for benefits to be paid.
•No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.
•With the exception of certain business-related Contracts, this benefit is excluded from income if the insured is Terminally Ill or chronically ill as defined in the tax law.

Insured Disability Benefit (1)	Pays premiums into the Contract on each Monthly Date while the Insured is totally disabled as defined in the Contract.	Optional
•If the Insured becomes totally disabled on or after the first Contract Anniversary after the Insured 65th birthday, we will not make any payments during that period of total disability.
•You may not change the Basic Insurance Amount while we are making payments under this benefit.

Term Insurance Benefit On Life Of Insured(1)	Provides a 10-year level Death Benefit with premiums that are level and guaranteed for 10 years for the Insured.	Optional
•No dividends are expected on this rider.
•If converted to another plan, the Contract may not be: a single-premium Contract; one that insures anyone in addition to the insured; one that includes or provides for term insurance, other than extended insurance; one with premiums that increase after a stated time, if its first premium is less than 80% of any later premium; or one with any benefit other than the basic insurance benefit and the waiver benefit.

Term Insurance Benefit On Life Of Insured Spouse(1)	Provides a 10-year level Death Benefit with premiums that are level and guaranteed for 10 years for the Insured’s spouse.	Optional
•The phrase insured spouse means the insured's spouse named in the application for this Contract.
•If the insured dies in the term period for this benefit while this Contract is in force and not in default past the last day of the grace period and while the insured spouse is living, the insurance on the life of the insured spouse under the benefit will become paid-up term insurance. The paid-up insurance will have cash values but no loan value.

(1)Rider benefits will no longer be available if the Contract lapses.
DEATH BENEFIT GUARANTEE
Although you decide what premium amounts you wish to pay, sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse and a Death Benefit will be paid upon the death of the insured. This will be true even if, because of unfavorable investment experience, your Contract Fund value drops to zero. However, the guarantee is contingent upon Contract Debt not being equal to or greater than the Contract Fund less any applicable surrender charge. See Loans. You should consider the importance of the Death Benefit Guarantee to you when deciding what amounts of premiums to pay into the Contract.
For purposes of determining this guarantee, we generally calculate, and show in the Contract data pages, two sets of values -- the Lifetime Death Benefit Guarantee Values and Limited Death Benefit Guarantee Values. These are not cash values that you can obtain by surrendering the Contract, nor are they payable Death Benefits. They are values used solely to determine if a Death Benefit Guarantee is in effect. The Lifetime Death Benefit Guarantee Values are shown for the lifetime of the Contract and are the end-of-year accumulations of Guideline Premiums at 4% annual interest assuming premiums are paid at the beginning of each Contract Year. The Limited Death Benefit Guarantee Values are lower, but only apply for the length of the Limited Death Benefit Guarantee period. They are the end-of-year accumulations of Target Premiums at 4% annual interest assuming premiums are paid at the beginning of each Contract Year.
The length of the Limited Death Benefit Guarantee period is determined on a case by case basis depending on factors like the Insured's age, sex (except where unisex rates apply), smoker/nonsmoker status, Death Benefit type and extra rating class, if any. In Massachusetts, the length of the Limited Death Benefit Guarantee period is generally five years. The length of the Limited Death Benefit Guarantee period applicable to your particular Contract is shown on the Contract data pages. For certain Insureds, generally those who are older and/or in a substandard risk classification, the Limited Death Benefit Guarantee period may be shorter in duration.
At the Contract Date, and on each Monthly Date, we calculate your Contract's "Accumulated Net Payments" as of that date. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4%.
At each Monthly date within the Limited Death Benefit Guarantee period, we will compare your Accumulated Net Payments to the Limited Death Benefit Guarantee Value as of that date. At each Monthly date after the Limited Death Benefit Guarantee period, we will compare your Accumulated Net Payments to the Lifetime Death Benefit Guarantee Value as of that date. If your Accumulated

GLOSSARY                                                      TABLE OF CONTENTS
Net Payments equal or exceed the applicable (Lifetime or Limited) Death Benefit Guarantee Value and Contract Debt does not equal or exceed the Contract Fund less any applicable surrender charge, then the Contract is kept in force, regardless of the amount in the Contract Fund.
The Contract data pages show Lifetime Death Benefit Guarantee Values and Limited Death Benefit Guarantee Values as of Contract Anniversaries. Values for non-anniversary Monthly dates will reflect the number of months elapsed between Contract Anniversaries.
Guideline and target premiums are premium levels that, if paid at the start of each Contract Year, will ensure that you reach the Lifetime and Limited Death Benefit Guarantee Values, respectively (assuming no withdrawals or loans). See PREMIUMS.
Below is a table of typical guideline and target premiums along with corresponding Limited Death Benefit Guarantee periods. The examples assume the insured is a male, nonsmoker, with no extra risk or substandard ratings, and no extra benefit riders added to the Contract.

Basic Insurance Amount - $100,000 Illustrative Annual Premiums
Age Of insured At Issue	Type Of Death Benefit Chosen	Guideline Premium Corresponding To the Lifetime Death Benefit Guarantee Values*	Target Premium Corresponding To the Limited Death Benefit Guarantee Values And Number Of Years Of Guarantee
35 35 45 45 55 55	Type A (fixed) Type B (variable) Type A (fixed) Type B (variable) Type A (fixed) Type B (variable)	$ 1,494 $ 4,896 $ 2,266 $ 6,940 $ 3,640 $ 10,324	$ 884 for 35 years** $ 884 for 33 years** $ 1,272 for 25 years** $ 1,272 for 23 years** $ 2,389 for 20 years** $ 2,389 for 18 years**
* not applicable in Massachusetts ** for 5 years in Massachusetts
You should consider carefully the value of maintaining the Death Benefit Guarantee. If you desire the Death Benefit Guarantee for lifetime protection, you may prefer to pay generally higher premiums in all years, rather than trying to make such payments on an as needed basis. For example, if you pay only enough premium to meet the Limited Death Benefit Guarantee Values, a substantial amount may be required to meet the Lifetime Death Benefit Guarantee Values in order to continue the guarantee at the end of the Limited Death Benefit Guarantee period. In addition, it is possible that the payment required to continue the guarantee after the Limited Death Benefit Guarantee period could cause the Contract to become a Modified Endowment Contract. See Tax Treatment Of Contract Benefits.
The Death Benefit Guarantee allows considerable flexibility as to the timing of premium payments. Your Pruco Life representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Death Benefit Guarantee Values.
RIDERS
Contract Owners may be able to obtain extra fixed benefits, which may require additional charges. These optional insurance benefits will be described in what is known as a "rider" to the Contract. All riders are only available at Contract issuance, except as noted. The available riders include the following (as described more fully below):
Annually Renewable Term Rider On the Insured
The Term Insurance Benefit Rider provides term life insurance coverage on the life of the insured for the lesser of 20 years or Attained Age of 90, with annually increasing premiums. The rider provides a fixed dollar benefit amount which decreases each Contract Year. Benefit amounts and the term period for the benefit are shown in your Contract’s data pages. Any Death Benefit proceeds under this Contract will include this amount. You may be able to exchange this benefit for a new Contract of life insurance on the life of the insured, without having to prove insurability.
This benefit will end on the earliest of:
1.The end of its term period.
2.The end of the last day of the grace period if the Contract is in default.
3.The end of the last day before the Contract Date of any other Contract to which the benefit is converted or changed.
4.The date the Contract is surrendered for its net cash value.
5.The date the Contract ends for any other reason.
Children Level Term Rider
The Children Level Term Rider provides term life insurance coverage on the life of the insured’s children. The rider provides a fixed dollar benefit in an amount set forth in your Contract’s data pages. We will pay the amount of term insurance under this benefit if we receive due proof that a dependent child died while this Contract is in force and not in default past the last day of the grace

GLOSSARY                                                      TABLE OF CONTENTS
period and before the term insurance provided by the benefit on his or her life ends. But our payment is subject to all the provisions of this rider and of the rest of this Contract.
This benefit coverage will end on the earliest of:
1.The end the last day of the grace period if the Contract is in default.
2.The end of the day before the first Contract Anniversary after the Insured's 75th birthday.
3.The date the Contract is surrendered for its net cash value, if it has any, or the paid-up insurance, if any, under the benefit is surrendered.
4.The date the Contract ends for any other reason.
Insured Disability Benefit
The Rider for Payment of Premium Benefit Upon Insured’s Total Disability will pay premiums into the Contract while the insured is totally disabled as defined in the Contract. The rider provides a fixed dollar benefit. We will not pay any premiums into the Contract until all conditions are met and we approve a claim. Once approved, we will pay into the Contract as of each Monthly Date the premiums shown under the Schedule of Disability Benefits for Monthly Dates on and after the onset of total disability and through the date of approval.
Before we will approve a claim, all of these conditions must be met:
1.The Insured must become totally disabled while this Contract is in force and not in default past the last day of the grace period.
2.The Insured must be totally disabled for a period of at least six continuous months while living.
3.We must receive proof of total disability in a form satisfactory to us.
This benefit will end and we will pay no more premiums into the Contract for you on the earliest of:
a)The end of the grace period if the Contract is in default;
b)The end of the day before the first Contract Anniversary that follows the insured's 65th birthday unless the insured has stayed totally disabled since before the first Contract Anniversary that follows the 60th birthday; and
c)The date the Contract ends for any other reason.
Living Needs BenefitSM Rider
The Living Needs BenefitSM is available on your Contract. The benefit may vary by state. There is no charge for adding the benefit to a Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs BenefitSM is paid.
Subject to state regulatory approval, the Living Needs BenefitSM allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted Death Benefit will always be less than the Death Benefit, but will generally be greater than the Contract's Cash Surrender Value. One or both of the following options may be available. A Pruco Life representative should be consulted as to whether additional options may be available.
Terminal Illness Option - This option is available if the insured is diagnosed as Terminally Ill with a life expectancy of six months or less. When satisfactory evidence is provided, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs BenefitSM. The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs BenefitSM claim form in a single sum.
Nursing Home Option - This option is available after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a Licensed Physician, that the insured is expected to remain in the nursing home until death, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs BenefitSM. The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than 2), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs BenefitSM claim form in a single sum.
Subject to state approval, all or part of the Contract's Death Benefit may be accelerated under the Living Needs BenefitSM. If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract. We reserve the right to determine the minimum amount that may be accelerated.

GLOSSARY                                                      TABLE OF CONTENTS

Examples:
The examples below demonstrate benefits accelerated as a lump sum(1) under the Living Needs BenefitSM (LNB) Rider and how the accelerated benefit will impact the Contract. The figures used are for illustrative purposes only and are not guaranteed.

Sex and issue age: Male, 39 Contract Date: 12/20/2000 Basic Insurance Amount: $200,000			Underwriting Classification: select nonsmoker Claim Date: 12/20/2010 Death Benefit Option: Type A (fixed)
These hypothetical examples assume a (1) Death Benefit of $200,000, (2) a reduction at an annual rate of 8% applied for early payment based on the applicable life expectancy, and (3) a processing fee of $150 has been deducted.
Example results (rounded to the nearest dollar):

		LNB Terminal Illness Option(2)		LNB Nursing Home Option(3)
% of Death Benefit accelerated:		100%	50%	100%	50%
Accelerated Death Benefit payment:		$191,260	$95,555	$162,781	$81,315
	Contract values before acceleration:	Contract values after acceleration of Death Benefit:
Basic Insurance Amount:	$200,000	$0	$100,000	$0	$100,000
Contract Debt:	$1,040	$0	$520	$0	$520
Death Benefit:	$198,960	$0	$99,480	$0	$99,480
Contract Fund:	$12,200	$0	$6,100	$0	$6,100
Surrender charge:	$860	$0	$430	$0	$430
Cash value:	$11,340	$0	$5,670	$0	$5,670
Cash Surrender Value:	$10,300	$0	$5,150	$0	$5,150
Annual premium:	$1,588	$0	$857	$0	$857
(1)Receiving the accelerated Death Benefit via monthly payments may be an option available to you and we can provide more information upon request.
(2)An assumed six month life expectancy always applies.
(3)Assumes an average life expectancy for a male, age 36, confined to a nursing home.
No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of Living Needs BenefitSM that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.
You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs BenefitSM to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs BenefitSM is excluded from income if the insured is Terminally Ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax adviser before electing to receive this benefit. Receipt of a Living Needs BenefitSM payment may also affect your eligibility for certain government benefits or entitlements.
Term Insurance Benefit On The Life Of the Insured
The Term Insurance Benefit Rider provides term life insurance coverage on the life of the insured. The rider provides a fixed dollar benefit amount which decreases each Contract Year. Benefit amounts and the term period for the benefit are shown in your Contract’s data pages. Any Death Benefit proceeds under this Contract will include this amount. You may be able to exchange this benefit for a new Contract of life insurance on the life of the insured, without having to prove insurability.
The benefit will end on the earliest of:
1.The end of the last day of grace if the Contract is in default.
2.The date the Contract is surrendered for its Cash Surrender Value.
3.The first Monthly date on or after the date a request to discontinue the rider is received in Good Order at a Service
Office.
The monthly charge for this benefit is deducted on each Monthly Date from the Contract Fund. The amount of that charge is shown under Adjustments to the Contract Fund. Monthly charges for this benefit stop on the anniversary at the end of the term period.
Term Insurance Benefit On the Life Of the Insured's Spouse
The Term Insurance Benefit Rider provides term life insurance coverage on the life of the insured's spouse. The rider provides a fixed dollar benefit amount which decreases each Contract Year. Benefit amounts and the term period for the benefit are shown in your Contract’s data pages. Any Death Benefit proceeds under this Contract will include this amount. You may be able to exchange this benefit for a new Contract of life insurance on the life of the insured's spouse, without having to prove insurability.
The benefit will end on the earliest of:
1.The end of the last day of grace if the Contract is in default.
2.The date the Contract is surrendered for its Cash Surrender Value.

GLOSSARY                                                      TABLE OF CONTENTS
3.The first Monthly Date on or after the date a request to discontinue the rider is received in Good Order at a Service
Office.
The monthly charge for this benefit is deducted on each Monthly Date from the Contract Fund. The amount of that charge is shown under Adjustments to the Contract Fund. Monthly charges for this benefit stop on the anniversary at the end of the term period.
Monthly charges for this benefit stop on the earliest of: (1) the death of the Insured, (2) the death of the insured spouse, and (3) the anniversary at the end of the term period. If the insured dies in the term period for this benefit while this Contract is in force and not in default past the last day of the grace period and while the insured spouse is living, the insurance on the life of the insured spouse under the benefit will become paid-up term insurance. While the paid-up insurance is in effect, the Contract will remain in force until the end of the term period for this benefit. The paid-up insurance will have cash values but no loan value.
REQUIREMENTS FOR ISSUANCE OF A CONTRACT
Generally, the Contract may be issued on insureds below the age of 81. Currently, the minimum Basic Insurance Amount is $100,000. We require evidence of insurability, which may include a medical examination, before issuing any Contract. Nonsmokers are offered the most favorable cost of insurance rates. We charge a higher cost of insurance rate and/or an additional amount if an extra mortality risk is involved. These are the current underwriting requirements. We reserve the right to change them on a non‑discriminatory basis.
Underwriting Procedures
When you express interest in obtaining a Contract from us, you may apply for coverage through either (1) a long form application or (2) our worksheet process. When using the long form application, a registered representative completes a full application and submits it to us to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, a broker-dealer affiliate of Prudential, or in some cases, a broker-dealer not directly affiliated with Prudential. When using the worksheet process, a registered representative typically collects enough information to start the underwriting process. The remaining information is obtained directly from the proposed insured.
Regardless of the underwriting process followed, once we receive the necessary information, which may include physicians' statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.
Some requests for coverage that registered representatives submit through the worksheet process may qualify for accelerated underwriting. We will use information you provide on your application, information from third party information providers and other information to determine if we will accept the risk without a medical exam, which would otherwise be required. Depending on your circumstances, accelerated underwriting could affect our willingness to accept the risk. Also, this may result in lower or higher Contract costs since the information we collect may be different than what we collect for applications that do not use accelerated underwriting.
Contract Date
There is no insurance under this Contract until the minimum initial premium is paid. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed. Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured's issue age. This may be advantageous for some Contract Owners as a lower issue age may result in lower current charges.
PREMIUMS
The Contract offers flexibility in paying premiums. We reserve the right to refuse to accept any payment that would require us to increase the Death Benefit (under Section 7702 of the Internal Revenue Code) by more than the payment increases the Contract Fund. Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract under section 7702A of the Internal Revenue Code, which could be significantly disadvantageous. If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options. Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest. If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract. See Tax Treatment Of Contract Benefits.
Minimum Initial Premium
The minimum initial premium is due on or before the Contract Date. It is the premium needed to start the Contract. We may require an additional premium if deductions from the premium payments and any Contract Fund charges due on or before the payment date exceed the minimum initial premium. There is no insurance under the Contract unless the minimum initial premium is paid. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts.
Generally, the net amount of the minimum initial premium will be placed in the Contract Fund as of the Contract Date. If we do not receive your initial premium on or before the Contract Date, we apply the initial premium to your Contract as of the end of the Valuation Period in which it is received in Good Order at the Payment Office. See Allocation Of Premiums. In no case will the premium be applied with an effective date that precedes the date of this offering.

GLOSSARY                                                      TABLE OF CONTENTS
Available Types of Premium
The Contract has several types of premiums which are described below. Understanding them will help you understand how the Contract works.
Guideline premiums - the premiums that, if paid at the beginning of each Contract Year, will keep the Contract in force for the lifetime of the insured regardless of investment performance, assuming no loans or withdrawals. These guideline premiums will be higher for a Type B (variable) Contract than for a Type A (fixed) Contract. For a Contract with no riders or extra risk charges, these premiums will be level. If certain riders are included, the guideline premium may increase each year. Payment of guideline premiums at the beginning of each Contract Year is one way to achieve the Lifetime Death Benefit Guarantee Values shown on the Contract data pages. See DEATH BENEFIT GUARANTEE. When you purchase a Contract, your Pruco Life representative can tell you the amount[s] of the guideline premium.
Target premiums - the premiums that, if paid at the beginning of each Contract Year, will keep the Contract in force during the Limited Death Benefit Guarantee period regardless of investment performance, assuming no loans or withdrawals. As is the case with the guideline premium, for a Contract with no riders or extra risk charges, these premiums will be level. If certain riders are included, the target premium may increase each year. Payment of target premiums at the beginning of each Contract Year is one way to achieve the Limited Death Benefit Guarantee Values shown on the Contract data pages. At the end of the Limited Death Benefit Guarantee period, continuation of the Contract will depend on the Contract Fund having sufficient money to cover all charges or meeting the conditions of the Lifetime Death Benefit Guarantee. See DEATH BENEFIT GUARANTEE. When you purchase a Contract, your Pruco Life representative can tell you the amount[s] of the target premium.
Target level premium - the target premium at issue minus any premiums associated with riders or with aviation, avocation, occupational or temporary extra insurance charges. We use the target level premium in calculating the contingent deferred sales charges. See CHARGES AND EXPENSES.
We can bill you for the amount you select annually, semi-annually, quarterly or monthly. Because the Contract is a flexible premium Contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain in force if: (1) the Contract Fund, less any applicable surrender charge, is greater than zero and more than any Contract Debt or (2) you have paid sufficient premiums, on an accumulated basis, to meet the Death Benefit Guarantee conditions and Contract Debt is not equal to or greater than the Contract Fund, less any applicable surrender charge. You may also pay premiums automatically through pre-authorized monthly transfers from a bank checking account. If you elect to use this feature, you choose the day of the month on which premiums will be paid and the amount of the premiums paid.
When you apply for the Contract, you should discuss with your Pruco Life representative how frequently you would like to be billed (if at all) and for what amount.
Allocation Of Premiums
Before a Contract can be issued you are required to provide us with premium allocation instructions. On the Contract Date, we deduct the charge for sales expenses and the charge for taxes attributable to premiums (in Oregon this is called a premium based administrative charge) from the initial premium. The remainder of the initial premium will be allocated on the Contract Date among the Variable Investment Options and/or the Fixed Rate Option according to your desired allocation as specified in the application form. The first monthly deductions are made after the remainder of the initial premium is allocated to the Variable Investment Options and/or the Fixed Rate Option. If the first premium is received before the Contract Date, there will be a period during which the Contract Owner's initial premium will not be invested. See CHARGES AND EXPENSES.
The sales charge and the charge for taxes attributable to premiums also apply to all subsequent premium payments. The remainder will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the applicable allocation instructions. With respect to any initial premium payment received before the Contract Date and any premium payment that is not in Good Order, we may temporarily hold the premium in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period.
Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at a Service Office. Allocation changes may generally be made by mail, phone, fax, or website. Contracts that are jointly owned or assigned generally cannot change premium allocations by phone, fax or website. See Assignment. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33⅓% cannot. The total allocation to all selected investment options must equal 100%.
Processing And Valuing Transactions
Amounts allocated to a Variable Investment Option are converted to a number of units. The number of units added to each Variable Investment Option is determined by dividing the amount allocated to each Variable Investment Option by the dollar value of one unit for such Variable Investment Option.
Amounts taken from each Variable Investment Option decrease the number of units in each Variable Investment Option. The number of units subtracted from each Variable Investment Option is determined by dividing the amount taken from the Variable Investment Option by the dollar value of one unit for such Variable Investment Option.
The unit value for each Variable Investment Option will vary to reflect the investment experience of the applicable Fund and will be determined on each valuation day by multiplying the unit value of the particular Variable Investment Option on the preceding valuation day by a net investment factor for that Variable Investment Option for the Valuation Period then ended. The valuation day

GLOSSARY                                                      TABLE OF CONTENTS
is any date on which the NYSE is open for trading and the Fund is valued. The Valuation Period is the period of time from the close of the immediately preceding valuation day to the close of the current valuation day.
The net investment factor for each of the Variable Investment Options is equal to:
i.the net asset value per share at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions paid by that Fund in the Valuation Period then ended); divided by
ii.the net asset value per share determined as of the end of the immediately preceding Valuation Period; minus
iii.the daily portion of the mortality and expense risk charge assessed during the Valuation Period as shown in the subsection titled Mortality And Expense Risk Charge.
The net investment factor may be greater or less than one. Therefore, the value of a unit may increase or decrease.
If the NYSE is closed (except for holidays or weekends) or trading is restricted due to an existing emergency as defined by the SEC so that we cannot value the Variable Investment Options, we may postpone all transactions which require valuation of the Variable Investment Option until valuation is possible.
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
Transfers And Restrictions On Transfers
You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option. All or a portion of the amount credited to a Variable Investment Option may be transferred. Additional transfers may be made only with our consent. Currently, we will allow you to make additional transfers. There is no transaction charge for the first 12 transfers per Contract Year among investment options. There is an administrative charge of up to $25 for each transfer made in excess of 12 in any Contract Year. For the first 12 transfers in a calendar year, you may transfer amounts by providing your request to us in Good Order at a Service Office. Transfers may generally be made by mail, phone, fax, or website. Contracts that are jointly owned or assigned generally cannot conduct transfers by phone, fax, or website. See Assignment.
Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.
Transfers among Variable Investment Options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one Variable Investment Option to another, or may be in terms of a percentage reallocation among Variable Investment Options. In the latter case, as with premium reallocations, the percentages must be in whole numbers. Transfers conducted via the website must be in percentage terms.
We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.
Generally, only one transfer from the Fixed Rate Option will be permitted during each Contract Year. The maximum amount which may be transferred out of the Fixed Rate Option each year is the greater of: (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000. Pruco Life may change these limits in the future. We may waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).
The Contract was not designed for professional market timing organizations, or other organizations or individuals, using programmed, large, or frequent transfers. Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the Funds. Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other contract owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Funds, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-advisers) that the purchase or redemption of shares in the Fund must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on the performance of the affected Fund, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner. We will immediately notify you at the time of a transfer request if we exercise this right.
Any restrictions on transfers will be applied in a uniform manner to all persons who own contracts like this one and will not be waived. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some contract owners may be able to effect transactions that could affect Fund performance to the disadvantage of other contract owners.
In addition, owners of variable life insurance or variable annuity contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Contract owners who are not subject to the same transfer restrictions may have the same Funds available to them, and unfavorable consequences associated with such frequent trading within the Funds (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners.

GLOSSARY                                                      TABLE OF CONTENTS
The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.
The Funds may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Contract value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
Dollar Cost Averaging
As an administrative practice, we are currently offering a feature called dollar cost averaging ("DCA"). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA money market investment option into other Variable Investment Options available under the Contract (excluding the Fixed Rate Option). You may choose to have periodic transfers made monthly or quarterly. DCA transfers will not begin until the end of the “free-look” period.
Each automatic transfer will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate provided the NYSE is open on that date. If the NYSE is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period, which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for DCA, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the 12 free transfers permitted each Contract Year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.
Auto-Rebalancing
As an administrative practice, we are currently offering a feature called auto-rebalancing. This feature allows you to automatically rebalance Variable Investment Option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of Variable Investment Options X and Y is split 40% and 60%, respectively, and investment results cause that split to change. You may instruct that those assets be rebalanced to your original or different allocation percentages.
Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis. Each rebalance will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate, provided the NYSE is open on that date. If the NYSE is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period immediately following that date. The Fixed Rate Option cannot participate in this administrative procedure. Currently, a transfer that occurs under the auto-rebalancing feature is not counted towards the 12 free transfers permitted each Contract Year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.
CONTRACT VALUES
How a Contract's Cash Surrender Value Will Vary
The Contract's Cash Surrender Value on any date will be the Contract Fund less any applicable surrender charge and less any Contract Debt. The Contract Fund value changes daily, reflecting:
(1) increases or decreases in the value of the Fund(s);
(2) interest credited on any amounts allocated to the Fixed Rate Option;
(3) interest credited on any loan; and
(4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.
The Contract Fund value also changes to reflect the receipt of net premium payments and the deduction of other charges described under CHARGES AND EXPENSES and any withdrawals or accelerated benefits. See Withdrawals and RIDERS.
Upon request, we will tell you the Cash Surrender Value of your Contract. It is possible for the Cash Surrender Value of a Contract to decline to zero because of unfavorable investment performance in the Contract Fund, outstanding Contract Debt, and/or any applicable surrender charge.

GLOSSARY                                                      TABLE OF CONTENTS
Contract Loans
You may borrow from Pruco Life an amount up to the current loan value of your Contract less any existing Contract Debt using the Contract as the only security for the loan. The loan value at any time is equal to the sum of (1) 90% of the portion of the cash value attributable to the Variable Investment Options, and (2) the balance of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. The minimum loan amount you may borrow is $200.
Interest charged on a loan accrues daily. Interest is due on each Contract Anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, it becomes part of the loan and we will charge interest on it, too. Except in the case of preferred loans, we charge interest at an effective annual rate of 5%.
A portion of any amount you borrow on or after the 10th Contract Anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero. Only new loans borrowed after the 10th Contract Anniversary may be considered preferred loans. Standard loans will not automatically be converted into preferred loans. Preferred loans are charged interest at an effective annual rate of 4.5%.
The Contract Debt is the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract Debt equals or exceeds the Contract Fund less any applicable surrender charge, the Contract will go into default. See LAPSE AND REINSTATEMENT. If the Contract Debt equals or exceeds the Contract Fund less any applicable surrender charge and you fail to keep the Contract in force, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. See Tax Treatment Of Contract Benefits.
When a loan is made, an amount equal to the loan proceeds is transferred out of the Account and/or the Fixed Rate Option, as applicable. Unless you ask us to take the loan amount from specific investment options and we agree, the reduction will be made in the same proportions as the value in each Variable Investment Option and the Fixed Rate Option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund. It will be credited with an effective annual rate of return of 4%. On each Monthly Date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly Date. The net cost of a standard loan is 1% and the net cost of a preferred loan is 0.5%.
A loan will not cause the Contract to lapse as long as Contract Debt does not equal or exceed the Contract Fund, less any applicable surrender charge. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment Of Contract Benefits.
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. Any Contract Debt will directly reduce a Contract's Cash Surrender Value and will be subtracted from the Death Benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future Death Benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.
When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay using the investment allocation for future premium payments as of the loan payment date, plus interest credits accrued on the loan since the last transaction date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.
Withdrawals
You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions.
(1)We must receive a request for the withdrawal in Good Order at our Service Office.
(2)Your Contract’s Cash Surrender Value after the withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal.
(3)The withdrawal amount must be at least $500.
(4)If the Basic Insurance Amount after withdrawals must be at least equal to the minimum Basic Insurance Amount shown in the Contract.
We charge a transaction fee for each withdrawal which is the lesser of:(a) $25 and; (b) 2% of the withdrawal amount.  Currently, we do not charge a fee for a withdrawal. A withdrawal may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of the Cash Surrender Value may have tax consequences. See Tax Treatment Of Contract Benefits.
Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal. The withdrawal may also decrease the Basic Insurance Amount, which may result in the deduction of a surrender charge. If a decrease in Basic Insurance Amount reduces a Coverage Segment below its surrender charge threshold, a surrender charge may be deducted. See Surrender Charge. Withdrawals from a Contract with a Type B (variable) Death Benefit will not change the Basic Insurance Amount. However, under most circumstances, withdrawals from a Contract with a Type A (fixed) Death Benefit require a reduction

GLOSSARY                                                      TABLE OF CONTENTS
in the Basic Insurance Amount. It is possible a withdrawal from a Contract with a Type A Death Benefit will not decrease the Basic Insurance Amount if the Contract Fund has grown to the point where the base Contract’s Death Benefit has been increased as required by the Internal Revenue Code's definition of life insurance test. See Tax Treatment Of Contract Benefits.
No withdrawal will be permitted under a Contract with a Type A (fixed) Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount. It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your financial professional. See Tax Treatment Of Contract Benefits.
Currently, we will provide an authorization form if your withdrawal request causes a decrease in Basic Insurance Amount that results in your Contract being classified as a Modified Endowment Contract. The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed. We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office.
When a withdrawal is made, the Contract Fund is reduced by the withdrawal amount and any charges associated with the withdrawal. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise. Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. Withdrawals may also affect whether a Contract is kept in force under the Death Benefit Guarantee, since withdrawals decrease the Accumulated Net Payments. See DEATH BENEFIT GUARANTEE.
Surrender Of a Contract
You may surrender your Contract at any time for its Cash Surrender Value (referred to as Net Cash Value in the Contract) while the insured is living. To surrender your Contract, we may require you to deliver or mail the following items in Good Order to a Service Office: (a) the Contract, (b) a signed request for surrender, (c) any tax withholding information required under federal or state law, and (d) the authorization of any assignee or irrevocable beneficiary. The Cash Surrender Value will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at a Service Office. Surrender of a Contract may have tax consequences and a surrender charge may apply. See Tax Treatment Of Contract Benefits and Surrender Charge.
Additional requirements exist if you are exchanging your Contract for a new one at another insurance company. Specifically, we require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer. The new insurer should submit these documents directly to us by sending them in Good Order to our Service Office. Generally, we will pay your Contract’s Cash Surrender Value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Service Office.
When Proceeds Are Paid
Generally, we will pay any Death Benefit, Cash Surrender Value, loan proceeds, or withdrawal within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the end of the Valuation Period in which the necessary documents are received at a Home Office. The amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at the office designated to receive that request.
We may delay payment of proceeds from the Variable Investment Options if the disposal or valuation of the Account's assets is not reasonably practicable because the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.
We expect to pay loans, withdrawals, and the Cash Surrender Value attributable to the Fixed Rate Option promptly upon request, however, we have the right to delay these payments for up to six months (or a shorter period if required by applicable law). Where required by law, we will pay interest at the rate of 3% a year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

GLOSSARY                                                      TABLE OF CONTENTS
LAPSE AND REINSTATEMENT
We will determine the value of the Contract Fund on each Monthly Date. If the Contract Fund, less any applicable surrender charge, is zero or less, the Contract is in default, unless it remains in force under the Death Benefit Guarantee. See DEATH BENEFIT GUARANTEE. If the Contract Debt ever grows to be equal to or more than the Contract Fund less any applicable surrender charge, the Contract will be in default. Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in force for three months from the date of default. This payment must be received at a Home Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment Of Contract Benefits.
A Contract that lapses may be reinstated within five years from the date of default, if the following conditions are met:
1.Renewed evidence of insurability is provided on the insured.
2.Submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for the next three months is received.
3.Any Contract Debt with interest to date must be restored or paid back. If the Contract Debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement.
The reinstatement date will be the Monthly Date that coincides with or next follows the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund. If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.
TAXES
Tax Treatment Of Contract Benefits
This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income tax impact will be in all circumstances. It is based on current tax law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.
Treatment As Life Insurance
The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see the Taxation section in the Statements of Additional Information for the Funds.
In order to meet the definition of life insurance rules for income tax purposes, the Contract must satisfy the Cash Value Accumulation Test.
Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's Death Benefit may increase as the Contract Fund value increases. The Death Benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable Attained Age factor. Attained Age factors vary based on the Attained Age, sex, and smoker classification of the insured. For example, the Attained Age factors for a male, age 36, with a preferred underwriting classification range from 4.80 in the first year to 1.00 at age 100 and older.
A listing of Attained Age factors for the insured can be found on your Contract’s data pages.
Changes in your Contract may result in your Contract being considered newly issued and require “re-testing” of a Contract under the Cash Value Accumulation Test using the mandatory Commissioners Standard Ordinary (“CSO”) Mortality Table and prescribed interest rates as of that date.
We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:
a)you will not be taxed on the growth of the Contract Fund unless you receive a distribution from the Contract or if the Contract lapses or is surrendered, and
b)the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes.
Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to ensure that the Contract will qualify as life insurance or to comply with applicable federal tax law.
The Contract may not qualify as life insurance under federal tax law after the Insured has attained age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the Contract after the insured reaches age 100.

GLOSSARY                                                      TABLE OF CONTENTS
Pre-Death Distributions
The tax treatment of any distribution you receive before the insured’s death depends on whether or not the Contract is classified as a Modified Endowment Contract.
Contracts Not Classified As Modified Endowment Contracts
•If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service (“IRS”). The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.
•Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.
•Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.
•Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax unless the Contract is surrendered or lapsed.
Modified Endowment Contracts
•The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the Face Amount is made (or a rider removed). The addition of a rider or an increase in the Face Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in the Face Amount would cause the Contract to become a Modified Endowment Contract and advise you of your options. You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.
•If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured’s death, including loans and withdrawals, are included in income to the extent that the Contract Fund before the surrender charge exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excluded from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.
•Any taxable income on pre-death distributions (including full surrenders) is subject to 10 percent additional tax unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the 10 percent additional tax provision applies to Contracts owned by businesses.

•All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.
•Changes in the Contract, including changes in Death Benefits, may require additional testing to determine whether the Contract should be classified as a Modified Endowment Contract.
Investor Control
The tax law limits the amount of control you may have over choosing investments for the Contract. If this “investor control” rule is violated the Contract assets will be considered owned directly by you and lose the favorable tax treatment generally afforded life insurance. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.
Income Tax Withholding
You must affirmatively elect that no income taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to income tax withholding. You are not permitted to elect out of income tax withholding if you do not provide a social security number or other taxpayer identification number, or payment is made outside the United States. You may be subject to penalties under the estimated tax payment rules if your income tax withholding and estimated tax payments are insufficient to cover the income tax due.
Other Tax Considerations
If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be

GLOSSARY                                                      TABLE OF CONTENTS
Generation Skipping Transfer tax consequences. In addition, if you transfer your Contract to a foreign person, we are required to provide an information return regarding the transfer to you and the IRS.
Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.
Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may not be permitted under the tax law.
Business-Owned Life Insurance
If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract Owners generally cannot deduct premium payments. Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on Contract loans for up to 20 key persons. The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.
For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance Death Benefits will continue to be generally income tax free if, prior to Contract issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Internal Revenue Code) at the time the Contract was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable Contract Owner. Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.
Sales Of Issued Life Insurance Contracts To Third Parties
If you sell your Contract to a third party who the insured does not have a substantial family, financial or business relationship with (as defined in the Internal Revenue Code and accompanying Treasury Regulations), then the sale may be considered to be a reportable policy sale.
The purchaser of your Contract in a reportable policy sale is required to submit a Form 1099-LS to us, the IRS and the seller. Once received, we are required to report your Cash Surrender Value and cost basis information with respect to the Contract as of the date of the sale to the IRS and the seller. In addition, if a sale is a reportable policy sale, then all or part of the Death Benefit will be subject to income tax and tax reported by us when paid to the beneficiary.
Tax‑Qualified Pension Plans
You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code. Such Contracts must satisfy the minimum Basic Insurance Amount requirements outlined in the Contract and can never be less than $10,000. Increases and decreases of the Basic Insurance Amount may be allowed under the terms of the Contract and must be in minimum increments of $10,000. The monthly charge for anticipated mortality costs and illustrated premium is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity Contracts sold to tax-qualified pension plans. We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan. We reserve the right to restrict the availability of certain riders for Contracts issued in connection with a tax-qualified pension plan. You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.
Company Taxes
Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.
We will pay company income taxes on the taxable corporate earnings created by this Contract from investments in the Separate Account assets. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for taxes, and we may charge for taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or general account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to Contract Owners with investments in Separate Account assets because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Contract.

GLOSSARY                                                      TABLE OF CONTENTS
DISTRIBUTION AND COMPENSATION
Pruco Securities, an indirect wholly owned subsidiary of Prudential Financial, Inc., acts as the principal underwriter of the Contract. Pruco Securities, organized as an LLC on September 22, 2003, under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities’ principal business address is 751 Broad Street, Newark, New Jersey 07102. Pruco Securities serves as principal underwriter of the individual variable insurance Contracts issued by us. The Contract is sold by registered representatives of Pruco Securities who are also our appointed insurance agents under state insurance law. The Contract may also be sold through other broker-dealers authorized by Pruco Securities and applicable law to do so. Registered representatives of such other broker‑dealers may be paid on a different basis. Pruco Securities received gross distribution revenue for its variable life insurance products of $480,489,201 in 2023, $434,967,961 in 2022, and $530,878,935 in 2021. Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $4,084,003 in 2023, $3,890,506 in 2022, and $4,092,005 in 2021.
Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.
Generally, representatives will receive a commission of no more than:
a.50% of the premiums received in the first year on premiums up to the target premium (see PREMIUMS);
b.5% of premiums received in years two through 10 on premiums up to the target premium; and (3) 3% on premiums received in the first 10 years in excess of the target premium or received after 10 years.
If the Basic Insurance Amount is increased, representatives will generally receive a commission of no more than:
a.25% of the premiums received up to the target premium for the increase received in the first year;
b.5% of the premiums received up to the target premium for years two through 10; and
c.3% on other premiums received for the increase.
Moreover, trail commissions of up to 0.025% of an amount determined by averaging the Contract Fund less all outstanding loans as of the first and last day of each calendar quarter may be paid.
Representatives with less than four years of service may receive compensation on a different basis. Representatives who meet certain productivity or persistency standards may be eligible for additional compensation.
Registered Representatives affiliated with Pruco Securities who sell the Contract are also appointed by and contracted with Prudential as insurance agents for the sale of the Contract, and are eligible to engage in sales of other variable and non-variable Prudential life insurance and annuity products for which they may also be eligible for compensation, subject to applicable regulatory requirements.
In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing, and administrative and/or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements.
A list of the names of the firms (or their affiliated broker-dealers) that we are aware of (as of December 31, 2023) that received payment or accrued a payment amount with respect to variable product business during 2023 may be found in the statement of additional information. The least amount of cash compensation paid or accrued and the greatest amount paid or accrued during 2023 were $1.79 and $37,370,799.77, respectively.
While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Account. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
In addition, we or our affiliates may provide compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

GLOSSARY                                                      TABLE OF CONTENTS
LEGAL PROCEEDINGS
Pruco Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be material with respect to the Contract Owner’s interest in the Separate Account, nor would any of these proceedings be likely to have a material adverse effect on the Separate Account, Pruco Life’s ability to meet our obligations under the Contracts or Pruco Securities’ ability to perform its obligations with respect to the distribution of the Contracts. For more information, see the financial statements of Pruco Life in the statement of additional information.
FINANCIAL STATEMENTS
Our audited consolidated financial statements are hereby incorporated by reference into the statement of additional information and should be considered only as bearing upon our ability to meet our obligations under the Contract. The Account’s audited financial statements are hereby incorporated by reference into the statement of additional information to this prospectus.
ADDITIONAL INFORMATION
We have filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, or by emailing PublicInfo@SEC.gov upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 800-778-2255.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life delivers this prospectus to Contract Owners that reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Contract Owners while outside of the United States.
You may contact us for further information at the address and telephone number inside the front cover of this prospectus. For service or questions about your Contract, please contact our Service Office at the phone number on the back cover, or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.

GLOSSARY                                                      TABLE OF CONTENTS
APPENDIX A: Funds Available Under the Contract
The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.Prudential.com/eProspectus. You can also request this information at no cost by calling 800-778-2255. Fund prospectuses and other information are also available from a financial intermediary (such as an insurance sales agent or broker-dealer) through which the Contract may be purchased or sold.
The current expense and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Table Of Funds
Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2023
			1 year	5 year	10 year
Asset Allocation	AST Balanced Asset Allocation Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / ClearBridge Investments, LLC; Jennison Associates LLC; J.P. Morgan Investment Management, Inc.; Massachusetts Financial Services Company; PGIM Fixed Income; PGIM Limited; PGIM Quantitative Solutions LLC; Wellington Management Company LLP	0.90%^	15.77%	7.86%	6.14%
Fixed Income	AST Core Fixed Income Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / PGIM Fixed Income; PGIM Limited; Wellington Management Company LLP; Western Asset Management Company, LLC; Western Asset Management Company Limited	0.72%	6.35%	1.11%	2.28%
Global/International	AST International Equity Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / Jennison Associates LLC.; J.P. Morgan Investment Management Inc.; LSV Asset Management; Massachusetts Financial Services Company; PGIM Quantitative Solutions LLC	1.06%	17.75%	10.39%	6.08%
Balanced	AST J.P. Morgan Tactical Preservation Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / J.P. Morgan Investment Management, Inc.	1.03%	10.35%	5.08%	4.07%
Large-Cap Growth	AST Large-Cap Growth Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / ClearBridge Investments, LLC.; Jennison Associates LLC.; Massachusetts Financial Services Company; T. Rowe Price Associates, Inc.	0.93%	43.63%	15.03%	13.40%
Large-Cap Value	AST Large-Cap Value Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / Hotchkis & Wiley Capital Management, LLC; Massachusetts Financial Services Company; T. Rowe Price Associates, Inc.; Wellington Management Company LLP	0.84%	9.75%	13.37%	9.19%
Asset Allocation	AST Preservation Asset Allocation Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / ClearBridge Investments, LLC; Jennison Associates LLC; J.P. Morgan Investment Management, Inc.; Massachusetts Financial Services Company; PGIM Fixed Income; PGIM Limited; PGIM Quantitative Solutions LLC; Wellington Management Company LLP	0.97%^	11.78%	4.63%	4.14%
Balanced	AST Prudential Growth Allocation Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / Jennison Associates LLC; PGIM Fixed Income; PGIM Limited; PGIM Quantitative Solutions LLC; PGIM Real Estate	0.89%	18.06%	7.27%	6.17%
Small-Cap Growth	AST Small-Cap Growth Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / Driehaus Capital Management LLC.; Emerald Mutual Fund Advisers Trust; Massachusetts Financial Services Company; UBS Asset Management (Americas) Inc.; Victory Capital Management Inc.	1.00%	17.10%	11.35%	8.58%
Large Growth	Janus Henderson Research Portfolio (Institutional Shares) - Janus Henderson Investors US LLC	0.57%	43.17%	16.83%	12.49%
Mid-Cap Value	LVIP American Century Value Fund (Standard Class II) (includes all assets from American Century VP Value Fund) - Lincoln Financial Investments Corporation / American Century Investment Management, Inc.	0.74%^	9.10%	11.87%	8.53%
Large Growth	MFS® Growth Series (Initial Class) - Massachusetts Financial Services Company	0.74%^	35.86%	15.89%	12.97%
A-i

GLOSSARY                                                      TABLE OF CONTENTS

Table Of Funds, continued
Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2023
			1 year	5 year	10 year
Global/International	PSF Global Portfolio (Class I) - PGIM Investments LLC / LSV Asset Management; Massachusetts Financial Services Company; PGIM Quantitative Solutions LLC ; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC	0.83%	19.59%	11.64%	8.28%
Mid-Cap Growth	PSF Mid-Cap Growth Portfolio (Class I) - PGIM Investments LLC / J.P. Morgan Investment Management Inc.	0.66%	23.55%	15.20%	9.83%
Balanced	PSF PGIM 50/50 Balanced Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited; PGIM Quantitative Solutions LLC	0.57%	15.45%	8.07%	6.59%
Balanced	PSF PGIM Flexible Managed Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited; PGIM Quantitative Solutions LLC	0.62%	17.93%	9.17%	7.60%
Money Market	PSF PGIM Government Money Market Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income	0.33%	4.87%	1.69%	1.06%
Fixed Income	PSF PGIM High Yield Bond Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited	0.61%	11.82%	5.94%	5.17%
Large-Cap Growth	PSF PGIM Jennison Blend Portfolio (Class I) (includes all assets from PSF PGIM Jennison Focused Blend Portfolio) - PGIM Investments LLC / Jennison Associates LLC	0.46%	32.52%	14.71%	10.52%
Large-Cap Growth	PSF PGIM Jennison Growth Portfolio (Class I) - PGIM Investments LLC / Jennison Associates LLC	0.62%	53.51%	18.27%	14.33%
Large-Cap Value	PSF PGIM Jennison Value Portfolio (Class I) - PGIM Investments LLC / Jennison Associates LLC	0.42%	15.20%	12.10%	7.71%
Fixed Income	PSF PGIM Total Return Bond Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited	0.43%	7.27%	1.75%	2.77%
Small-Cap Blend	PSF Small-Cap Stock Index Portfolio (Class I) (includes all assets from PSF Small-Cap Value Portfolio) - PGIM Investments LLC / PGIM Quantitative Solutions LLC	0.38%	15.74%	10.69%	8.36%
Large-Cap Blend	PSF Stock Index Portfolio (Class I) - PGIM Investments LLC / PGIM Quantitative Solutions LLC	0.29%	25.92%	15.34%	11.73%
Global/International	T. Rowe Price International Stock Portfolio - T. Rowe Price Associates, Inc.	0.95%	16.24%	7.71%	4.75%
^The Fund’s annual current expense reflects temporary fee reductions.

A-ii

GLOSSARY                                                      TABLE OF CONTENTS
APPENDIX B: State Availability Or Variations Of Certain Features And Riders

State	Feature or Rider	Availability or Variation
CA	Living Needs BenefitSM Rider
Not all versions of the Living Needs BenefitSM Rider include the Nursing Home Option.
For Living Needs BenefitSM Riders added to Contracts on or after 12/12/2016, the Terminal Illness Option is available when a Licensed Physician certifies the insured as terminally ill with a life expectancy of 12 months or less.

CT	Living Needs BenefitSM Rider
Not all versions of the Living Needs BenefitSM Rider include the Nursing Home Option.

Only a partial acceleration of the Death Benefit is allowed. The maximum amount that may be accelerated is 75%. The minimum Death Benefit that must remain under the Contract varies by the version of the Living Needs BenefitSM Rider form.

Certification of Terminal Illness can be performed by a Licensed Physician or Advanced Practice Registered Nurse.

The following sentence is deleted:
“No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.”

DC	Living Needs BenefitSM Rider	The Nursing Home Option is not available.
FL	Living Needs BenefitSM Rider	The fee for exercising the rider may be lower than $150. Not all versions of the Living Needs BenefitSM Rider include the Nursing Home Option.
MA	Administrative Charge For Basic Insurance Amount
The Contract Fund is reduced by a monthly administrative charge of up to $10 plus $0.08 per $1,000 in Massachusetts of the Basic Insurance Amount. After the first Contract Year, the $0.08 per $1,000 portion of the charge is reduced to $0.02 per $1,000 in Massachusetts of the Basic Insurance Amount.

MA	Death Benefit Guarantee Risk Charge	The Death Benefit Guarantee Risk Charge (the Contract Fund is reduced by this charge) is not applicable in Massachusetts.
MA	Guideline Premiums	Guideline premiums are not applicable in Massachusetts.
MA	Lifetime Death Benefit Guarantee	The Lifetime Death Benefit Guarantee is not available.
MA	Limited Death Benefit Guarantee	The length of the Limited Death Benefit Guarantee period is generally five years.
MA	Living Needs BenefitSM Rider	Not all versions of the Living Needs BenefitSM Rider include the Nursing Home Option.
MT	Unisex Rates	Unisex rates apply. Any reference to sex throughout the prospectus is not applicable.
ND	Suicide Exclusion	Generally, if the insured, whether sane or insane, dies by suicide within one year from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.
B-i

GLOSSARY                                                      TABLE OF CONTENTS
GLOSSARY: Definitions Of Special Terms Used In This Prospectus
Accumulated Net Payments – The actual premium payments you make accumulated at an effective annual rate of 4% less any withdrawals you make, accumulated at an effective annual rate of 4%.
Attained Age – The insured's age on the Contract Date plus the number of years since then.
Basic Insurance Amount – The total amount of life insurance as shown in the Contract. Does not include any riders that may be attached to the Contract.
Cash Surrender Value – The amount payable to the Contract Owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charge plus any Additional Amount upon surrender. Also referred to in the Contract as “Net Cash Value.”
Contract – The variable universal life insurance Contract described in this prospectus.
Contract Anniversary – The same date as the Contract Date in each later year.
Contract Date – The date the Contract is effective, as specified in the Contract.
Contract Debt – The principal amount of all outstanding loans plus any interest accrued thereon.
Contract Fund – The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the Variable Investment Options and the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.
Contract Owner – You. Unless a different owner is named in the application, the owner of the Contract is the insured.
Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.
Coverage Segment - The Basic Insurance Amount at issue is the first Coverage Segment. For each increase in Basic Insurance Amount, a new Coverage Segment is created for the amount of the increase.
Death Benefit – If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract Debt.
Fixed Rate Option – An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 1%. Also referred to in the Contract as “fixed investment option.”
Fund – Amounts you invest in a Variable Investment Option will be invested in a corresponding Fund of the same name. A Fund may also be called a "Portfolio."
Good Order – An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.
Internal Revenue Code - The Internal Revenue Code of 1986, as amended from time-to-time and the regulations promulgated thereunder.
Licensed Physician – A physician (as defined in section 1861(r)(1) of the Social Security Act). The Licensed Physician must be acting within the scope of his/her license when providing a certification that the insured is Terminally Ill. May not be the insured, the Contract Owner, or a family member of the insured or Contract Owner.
Monthly Date – The Contract Date and the same date in each subsequent month.
Net Amount At Risk – The amount by which the Contract’s Death Benefit exceeds the Contract Fund. For example, if the Contract's Death Benefit is $500,000 and the Contract Fund is $100,000, the Net Amount At Risk is $400,000.
Payment Office – The office at which we process premium payments, loan payments, and payments to bring your Contract out of default. Your correspondence will be picked up at the address on your bill to which you are directed to send these payments and then delivered to our Payment Office.  For items required to be sent to our Payment Office, your correspondence is not considered received by us until it is received at our Payment Office. Where this Prospectus refers to the day when we receive a premium payment, loan payment or a payment to bring your Contract out of default, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Payment Office. There are two main exceptions: if the item is received at our Payment Office (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Pruco Life Insurance Company – Pruco Life, us, we, our. The company offering the Contract.
Separate Account – Amounts under the Contract that are allocated to the Funds held by us in a Separate Account called the Pruco Life Variable Universal Account (the "Account" or the "Registrant"). The Separate Account is set apart from all of our general assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life conducts.
Service Office – The office at which we process allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests. Correspondence with our Service Office should be sent to P.O. Box 7390, Philadelphia, Pennsylvania 18176.  Your correspondence will be picked up at this address and then delivered to our Service Office.  For requests required to be sent to our Service Office, your request is not considered received by us until it is received at our Service Office. Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item
C-i

GLOSSARY                                                      TABLE OF CONTENTS
(or the last thing necessary for us to process that item) arrives in Good Order at our Service Office or via the appropriate telephone number, fax number, or website if the item is a type we accept by those means. There are two main exceptions: if the request is received (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Terminally Ill – The insured has a medical condition that is reasonably expected to result in the insured’s death within six months or less.
Valuation Period – The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).
Variable Investment Options – The investment options of the Account. When you choose a Variable Investment Option, we purchase shares of the Fund that corresponds to that option. We hold these shares in the Account.
C-ii

To Learn More About Variable Universal Life

The statement of additional information ("SAI") is legally a part of this prospectus, both of which are filed with the SEC under the Securities Act of 1933, Registration No. 333-252984. The SAI contains additional information about the Pruco Life Variable Appreciable Account. The SEC maintains a website (http://www.SEC.gov) that contains the Variable Universal Life SAI, material incorporated by reference, and other information about us. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: PublicInfo@SEC.gov.
You can call us at 800-778-2255 to ask us questions, request information about the Contract, and obtain copies of the SAI or other documents without charge. You can also view the SAI located with the prospectus at www.Prudential.com/eProspectus, or request a copy by writing to us at:
Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

EDGAR Class/Contract Identifier: C000227046
Investment Company Act of 1940: Registration No. 811-03971

STATEMENT OF ADDITIONAL INFORMATION
The date of this statement of additional information and of the related prospectus is May 1, 2024.

Pruco Life Variable Appreciable Account (the "Account")
Pruco Life Insurance Company

VARIABLE UNIVERSAL LIFE
VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This statement of additional information is not a prospectus. Please review the Variable Universal Life prospectus (the “prospectus”), which contains information concerning the Variable Universal Life Contract. You may obtain a copy of the prospectus without charge by calling us at 800-778-2255. You can also view the statement of additional information located with the prospectus at www.Prudential.com/eProspectus, or request a copy by writing to us.
As of December 13, 2001, the Variable Universal Life Contracts are no longer offered for sale.
The defined terms used in this statement of additional information are as defined in the prospectus.

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

GENERAL INFORMATION AND HISTORY
Description Of Pruco Life Insurance Company
Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company founded on December 23, 1971, under the laws of the state of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.
Control Of Pruco Life Insurance Company
Pruco Life is a wholly owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a stock life insurance company founded on October 13, 1875, under the laws of the state of New Jersey. Prudential is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. The principal executive office of each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.
Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) is a wholly owned subsidiary of Pruco Life. Pruco Life and Pruco Life of New Jersey’s principal executive office is 213 Washington Street, Newark, New Jersey 07102.
As Pruco Life’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the Contract.
State Regulation
Pruco Life is subject to regulation and supervision by the Department of Insurance of the state of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.
Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.
In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.
Records
We maintain all records and accounts relating to the Account at our principal executive office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.
Services And Third-Party Administration Agreements
Pruco Life and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life has reimbursed Prudential $167,883,280 in 2023, $166,342,046 in 2022, and $150,352,890 in 2021, of which the life business accounted for $62,045,805, $57,245,843, and $75,479,078, respectively.
Our individual life reinsurance treaties covering Variable Universal Life Contracts provide for the reinsurance of a portion of the related mortality risk on a yearly renewable term basis.  Pruco Life or its affiliates retain any such mortality risk that is not ceded under these treaties.
On May 10, 2023, Fidelity Information Services (“FIS”) became a billing and payment services provider for Prudential, Pruco Life, and Pruco Life of New Jersey. FIS received $1,138,278 in 2023 from Prudential for services rendered. The principal business address of FIS is 601 Riverside Avenue, Jacksonville, Florida 32204.
Under a previous agreement TransCentra, Inc. ("TransCentra") was a billing and payment services provider for Prudential, Pruco Life, and Pruco Life of New Jersey. TransCentra received $345,904 in 2023, $916,094 in 2022, and $983,150 in 2021 from Prudential for services rendered. TransCentra's principal business address is 4855 Peachtree Industrial Blvd, Suite 245, Norcross, GA 30092. TransCentra no longer provides the remittance processing services for Prudential, Pruco Life, and Pruco Life of New Jersey, or any of its affiliates.

Cyber Security And Business Continuity Risks
With the increasing use of technology and computer systems in general and, in particular, the internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally
1

defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber-attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Cyber security events, disasters, and similar events, whether deliberate or unintentional, that could impact us and our Contract Owners could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to us. Cyber security and other events affecting any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value ("NAV") with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Company and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although we, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS
Legal Considerations Relating To Sex-Distinct Premiums And Benefits
The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.
Reports To Contract Owners
Once each year, we will send you a statement that provides certain information pertinent to your Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.
We also make available annual and semi-annual reports of the Funds showing the financial condition of the Funds and the investments held in each Fund. The most recent annual and semi-annual reports are available at www.Prudential.com/eProspectus or by calling 800-778-2255.
ADDITIONAL INFORMATION ABOUT CHARGES
Underwriting Procedures
When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our worksheet process. When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker
2

who is a representative of Pruco Securities, a broker-dealer affiliate of Prudential, or in some cases, a broker-dealer not directly affiliated with Prudential.
When using the worksheet process, a registered representative typically collects enough applicant information to start the underwriting process. The representative will submit the information to Prudential to begin processing, which includes contacting the proposed insured to provide additional information online or over the phone.
Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.
ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT
When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, withdrawals, or surrenders, make any transfers among the investment options, or change the way in which subsequent premiums are allocated.
DISTRIBUTION AND COMPENSATION
In an effort to promote the sale of our variable products (which may include the placement of our contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell contracts, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates.
To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements.
Pruco Life makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.
A list below provides the names of the firms (or their affiliated broker-dealers) that we are aware of (as of December 31, 2023) that received payment or accrued a payment amount with respect to variable product business during 2023. The least amount of cash compensation paid or accrued and the greatest amount paid or accrued during 2023 were $1.79 and $37,370,799.77, respectively.
Names of Firms:
AAG CAPITAL INC, ACP INVESTMENTS LLC, AEGIS CAPITAL CORPORATION, AFS SECURITIES LLC, AGENCY SERVICES OF AR INC, AGP - ALLIANCE GLOBAL PARTNERS, ALLSTATE FINANCIAL SERVICES LLC, AMERIAN GENERAL INS AGCY INC, AMERICAN EQUITY INVESTMENT CORPORATION, AMERICAN EXPRESS INS AGENCY OF MA INC, AMERICAN EXPRESS INS AGENCY OF TX, AMERICAN INDEPENDENT SECURITIES GROUP LLC, AMERICAN INVESTORS CO, AMERICAN PORTFOLIOS, AMERICAN TRUST INVESTMENT SERVICES INC, AMERIPRISE FINANCIAL CENTER, AMERITAS INVESTMENT COMPANY LLC, AON CONSULTING INC, APW CAPITAL INC, APW CAPITAL INC, ARETE INSURANCE AGENCY LLC, ARKADIOS CAPITAL LLC, ARLINGTON SECURITIES INC, ARVEST INSURANCE INC, AUSDAL FINANCIAL PARTNERS INC, AVANTAX INSURANCE SERVICES INC, AVANTAX INSURANCE SERVICES INC, AVANTAX INSURANCE SERVICES INC, AVISEN WEALTH MANAGEMENT INC, AXA ADVISORS LLC, AYCO SERVICES AGENCY LP, AYCO SERVICES INS AGCY INC (K OSTER), B RILEY WEALTH MANAGEMENT INC, BAIRD INS SERVICES INC, BAIRD INS SERVICES INC, BANCWEST INVESTMENT SERVICES INC, BCG SECURITIES INC, BENCHMARK INVESTMENTS LLC, BENEFIT FUNDING SERVICES LLC, BENJAMIN F EDWARDS & COMPANY INC, BERTHEL FISHER & CO FIN SVCS INC, BERTHEL FISHER & CO FIN SVCS INC, BOK FINANCIAL SECURITIES INC,BRIGHTON SECURITIES CORP, BROKERS INTERNATIONAL FINANCIAL SERVICES, BROOKLIGHT PLACE SECURITIES INC, BUCKMAN CAPITAL LLC, CABOT LODGE SECURITIES LLC, CADARET GRANT & CO INC, CALTON & ASSOCIATES INC, CAMBRIDGE INVESTMENT RESEARCH INC, CAMBRIDGE INVESTMENT RESEARCH INC, CANTELLA INSURANCE AGENCY INC, CAPEFINANCIAL SECURITIES LLC, CAPITAL INVESTMENT GROUP INC, CAPITAL SYNERGY PARTNERS INC, CBIZ BENEFITS & INS SVS INC, CC SERVICES INC, CENTAURUS FINANCIAL INC, CENTAURUS TEXAS INC, CENTER STREET SECURITIES INC, CES INSURANCE AGENCY INC, CES INSURANCE AGENCY INC, CETERA ADVISOR NETWORKS INSURANCE SERVICES LLC, CETERA ADVISOR NETWORKS INSURANCE SERVICES LLC, CETERA ADVISORS INSURANCE SERVICES LLC, CETERA ADVISORS LLC, CETERA FINANCIAL SPECIALIST LLC, CETERA INVESTMENT SERVICES LLC, CFD INVESTMENTS INC, CHAPIN DAVIS INSURANCE INC, CHASE INSURANCE AGENCY, CIG RISK MANAGEMENT INC, CITIGROUP LIFE AGENCY LLC, CITIZENS SECURITIES INC, COASTAL EQUITIES INSURANCE AGENCY, COMERICA INSURANCE SERVICES INC, CONCORDE INSURANCE AGENCY INC, CONCOURSE FINANCIAL GROUP SECURITIES, COORDINATED CAPITAL SECURITIES, CPS FINANCIAL & INSURANCE SERVICES INC, CREATIVEONE SECURITIES LLC, CROWN CAPITAL INS AGENCY OF NV INC, CROWN CAPITAL SECURITIES LP, CROWN CAPITAL SECURITIES LP, CRUMP LIFE INS SERVICES LLC, CSFG INSURANCE AGENCY INC, CUTTER & COMPANY BROKERAGE INC, D A DAVIDSON AND COMPANY INC, DAI SECURITIES, LLC, DELTA FINANCIAL INSURANCE BROKERAGE CORP, DEMPSEY FIN NETWORK INC, DEMPSEY LORD SMITH LLC, DFPG INVESTMENTS INC, DMK ADVISOR GROUP INC, EDUCATORS FINANCIAL SERVICES INC, EDWARD D JONES & CO LP, EDWARD JONES INS AGCY OF CA LLC, EDWARD JONES INS AGCY OF MA LLC, EDWARD JONES INS AGCY OF NM LLC, EF LEGACY SECURITIES LLC, ENTERPRISE GENERAL INS AGENCY INC, ENTERPRISE SECURITIES COMPANY, EQUITABLE ADVISORS LLC,EQUITY SERVICES INC, ESTATE INSURANCE SERVICES LTD, EXCEL SECURITIES AND ASSOC INC, EXECUTIVE INS AGENCY INC, FBL
3

MARKETING SERVICES LLC, FBL MARKETING SERVICES LLC, FIFTH THIRD INSURANCE AGENCY INC, FIFTH THIRD SECURITIES INC, FINANCIAL INDEPENDENCE GROUP, FINANCIAL TELESIS INC, FIRST CITIZENS INVESTOR SERVICES INC, FIRST HEARTLAND CAPITAL INC, FIRST PALLADIUM LLC, FIRST REPUBLIC SECURITIES COMPANY LLC, FMN CAPITAL CORPORATION, FNBB CAPITAL MARKETS LLC, FORTUNE FINANCIAL SERVICES INC, FORTUNE SECURITIES INC, FOUNDERS FINANCIAL SECURITIES LLC, FSC AGENCY INC, G A REPPLE AND COMPANY, GENEOS WEALTH MANAGEMENT INC, GENERAL SECURITIES CORP, GIRARD INVESTMENT SERVICES LLC, GLOBALINK SECURITIES INC, GRADIENT SECURITIES LLC, GRB FINANCIAL LLC, GROVE POINT INVESTMENTS LLC, GWN SECURITIES INC, H&R BLOCK FINANCIAL ADVISORS INC, HALLIDAY FINANCIAL LLC, HANSON MCCLAIN RETIREMENT NETWORK LLC, HANTZ AGENCY LLC, HANTZ AGENCY LLC, HANTZ FINANCIAL SERVICES INC, HARBOR INVESTMENT ADVISORY LLC, HARBOUR INVESTMENTS INC, HAZLETT BURT AND WATSON INC, HERBERT J SIMS CAPITAL MANAGEMENT, HIGHTOWER SECURITIES LLC, HILLTOP SECURITIES INC, HILLTOP SECURITIES INSURANCE AGENCY INC, HOOPOE CAPITAL MARKETS LLC, HORAN SECURITIES INC, HORNOR TOWNSEND & KENT, HSBC INSURANCE AGENCY USA INC, HSBC SECURITIES USA INC, HUNTER ASSOCIATES INVESTMENT MANAGEMENT LLC, HUNTINGTON INVESTMENT COMPANY, HUNTLEIGH SECURITIES, HWG INS AGENCY INC, IBN FINANCIAL SERVICES INC, IDB CAPITAL CORP, IFP INSURANCE GROUP LLC, IMS SECURITIES INC, INDEPENDENCE CAPITAL AGENCY, INDEPENDENT FINANCIAL GROUP INC, INFINEX INVESTMENTS INC, INNOVATION PARTNERS LLC, INSIGHT SECURITIES INC, INTERCONTINENTAL AGENCY LLC, INTERLINK SECURITIES CORP, INTERNATIONAL ASSETS ADVISORY LLC, INTERSECURITIES INSURANCE AGENCY, INTERVEST INTERNATIONAL EQUITIES CORPORATION, INTERVEST INTERNAT'L EQUITIES CORP, INVERNESS SECURITIES LLC, INVESTMENT CENTER INC, INVESTMENT PLANNERS INC, INVESTMENT SALES CORP, INVICTA CAPITAL LLC, J ALDEN ASSOCIATES INC, J.K. FINANCIAL SERVICES, INC., JANNEY MONTGOMERY SCOTT LLC, JEFFREY MATTHEWS FINANCIAL GROUP LLC, JP MORGAN SECURITIES LLC, JW COLE FINANCIAL INC, JW COLE FINANCIAL INC, KCD FINANCIAL, KESTRA INVESTMENT SERVICES LLC, KESTRA INVESTMENT SERVICES LLC, KEY INVESTMENT SERVICES LLC, KFG ENTERPRISES INC, KINGSWOOD CAPITAL PARTNERS LLC, KOVACK SECURITIES INC, L M KOHN & CO, LAIDLAW AND COMPANY UK LTD, LARSON FINANCIAL GROUP LLC, LASALLE ST SECURITIES LLC, LEADERS GROUP INC., LEBENTHAL FINANCIAL SERVICES INC, LEVEL FOUR FINANCIAL LLC, LFA LIMITED LIABILITY COMPANY, LIBRA INSURANCE PARTNERS LLC, LIFEMARK SECURITIES CORP, LINCOLN FIN ADVISORS CORP, LINCOLN FINANCIAL SEC CORP, LINCOLN INVESTMENT PLANNING LLC, LINCOLN NATIONAL INS ASSOC INC, LINSCO PRIVATE LEDGER INS ASSOC INC, LION STREET FINANCIAL LLC, LOCKTON FINANCIAL ADVISORS LLC, LOMBARD INTERNATIONAL BROKERS INC, LPA INSURANCE AGENCY INC, LPL FINANCIAL CORP, M FINANCIAL SECURITIES MARKETING INC, M HOLDINGS SECURITES INC,M.S. HOWELLS & CO, MADISON AVENUE SECURITIES, MARINER INSURANCE RESOURCES LLC, MB SCHOEN & ASSOCIATES INC, MCDONALD PARTNERS LLC, MERCER HEALTH & BENEFITS ADMINISTRATION, MERRILL LYNCH LIFE AGCY INC, MERRILL LYNCH LIFE AGCY INC, MID-CONTINENT SECURITIES LTD, MMA SECURITIES LLC, MMC SECURITIES LLC, MML INS AGCY INC, MML INS AGCY INC, MODERN CAPITAL SECURITIES INC, MOLONEY SECURITIES CO INC, MONEY CONCEPTS CAPITAL, MOORS & CABOT INC, MORGAN STANLEY DEAN WITTER INS SVCS INC, MSC OF TX INC, MUTUAL OF OMAHA MARKETING CORP, MUTUAL SECURITIES INC, MUTUAL TRUST CO OF AMERICA SECURITIES, MWA FINANCIAL SERVICES INC, MWAGIA INC, NATIONS FINANCIAL GROUP INC, NAVY FEDERAL INVESTMENT SERVICES LLC, NEW PENFACS INS AGENCY INC, NEWBRIDGE SECURITIES CORPORATION, NEWPORT GROUP SEC INC, NEXT FINANCIAL GROUP, NEXT FINANCIAL GROUP, NEXT FINANCIAL INSURANCE SERVICES, NI ADVISORS INC, NORTHLAND SECURITIES INC, NORTHWESTERN MUTUAL INVEST SVCS, NPA INSURANCE AGENCY INC, NPB FINANCIAL GROUP LLC, NW MUTUAL INVESTMENT SERVICES, NY LIFE SECURITIES, NYLIFE INSURANCE AGENCY INC, O N EQUITY SALES COMPANY, OAK RIDGE FINANCIAL SERVICES GROUP THE, OBERLIN FINANCIAL INTERNATIONAL LLC, OFG FINANCIAL SERVICES INC, OHIO NATIONAL INS AGENCY INC, OHIO NATIONAL INS AGENCY INC, ONEAMERICA SECURITIES INC, OPPENHEIMER & CO INC, OSAIC INSTITUTIONS INC, OSAIC WEALTH INC, PACKERLAND BROKERAGE SERVICES, PARK AVENUE SECURITIES, PARKLAND SECURITIES LLC, PEAK BROKERAGE SERVICES LLC, PENSIONMARK SECURITIES LLC, PHX FINANCIAL INC, PINNACLE INVESTMENTS LLC, PJ ROBB VARIABLE CORP, PLANMEMBER SECURITIES CORPORATION, PLUS AGENCY LLC, PNC INSURANCE SERVICES, PREFERRED MARKETING SERVICES INC, PRINCIPAL SECURITIES INC, PRIVATE CLIENT SERVICES LLC, PRIVATE LEDGER INS AGCY OF OH INC (P CALFEE), PROSPERA LIFE & ANNUITY SERVICES INC, PRUDENTIAL DIRECT INC, PRUDENTIAL INSURANCE AGENCY LLC, PURSHE KAPLAN STERLING INS, RAYMOND JAMES & ASSOCIATES INC, RAYMOND JAMES & ASSOCIATES INC, RAYMOND JAMES & ASSOCIATES INC, RBC CAPITAL MARKETS CORP, REGULUS FINANCIAL GROUP LLC, REHMANN INSURANCE GROUP LLC, ROBERT SHOR INSURANCE ASSOCIATES INC, ROCKEFELLER CAPITAL MANAGEMENT INS SERVICES LLC, ROYAL ALLIANCE ASSOCIATES INC, ROYAL ALLIANCE ASSOCIATES INC, ROYAL ALLIANCE INS AGCY OF MA INC, S B H U LIFE AGENCY INC, SA STONE WEALTH MANAGEMENT INC, SAGEPOINT FINANCIAL, SAN BLAS SECURITIES LLC, SANCTUARY SECURITIES INC, SAXONY INSURANCE AGENCY LLC, SAYBRUS EQUITY SERVICES INC, SBS INSURANCE AGENCY OF LA INC, SCF SECURITIES INC, SECURIAN FINANCIAL SERVICES INC, SECURITIES AMERICA INC, SFA INSURANCE SERVICES INC, SIGMA FINANCIAL CORP, SIGNAL SECURITIES INC, SIGNATURE ESTATE SECURITIES INC, SII INVESTMENTS IN, SIMPLICITY FINANCIAL INVESTMENT SERVICES, SMITH BROWN & GROOVER INC, SMITH MOORE AND CO, SNOWDEN INSURANCE SERVICES LLC, SORRENTO PACIFIC FINANCIAL LLC, SOUTHERN WEALTH SECURITIES LLC, SOUTHWEST FINANCIAL INS AGY INC, SOUTHWEST INSURANCE AGENCY INC, SPIRE INSURANCE AGENCY LLC, ST BERNARD FINANCIAL SERVICES INC, STANLEY LAMAN GROUP SECURITIES LLC, STEPHENS INSURANCE LLC, STEWARD PARTNERS GLOBAL ADVISORY LLC, STEWARD PARTNERS INVESTMENT SOLUTIONS LLC, STIFEL NICHOLAUS & CO INC, STIFEL NICHOLAUS & CO INC, STIFEL NICHOLAUS & CO INC, SUMMIT BROKERAGE SERVICES, SYNDICATED CAPITAL INC, SYNOVUS SECURITIES INC, TBS AGENCY OF TEXAS INC, TBS AGENCY, INC., TFS SECURITIES INC, THE LEADERS GROUP, THE LEADERS GROUP INC, THOROUGHBRED FINANCIAL SERVICES LLC, THRIVENT INSURANCE AGENCY INC, THURSTON SPRINGER MILLER HERD & TITAK INC, TRANSAMERICA FINANCIAL ADVISORS, TRIAD ADVISORS INC, TRIAD ADVISORS INC, TRUIST INVESTMENT SERVICES INC, TRUSTMONT FINANCIAL GROUP INC, U S BANCORP INVESTMENTS INC, UBS FINANCIAL SERVICES, UBS FINANCIAL SERVICES, UMB INSURANCE INC, UNIONBANC INVESTMENT SERVICES LLC, UNIONBANC INVESTMENT SERVICES LLC, UNITED BROKERAGE SERVICES INC, UNITED PLANNERS FINANCIAL, UNITED PLANNERS FINANCIAL, US BANCORP INSURANCE SERVICES LLC, USA FINANCIAL SECURITIES CORP, VALMARK SECURITES INC, VANDERBILT SECURITIES LLC, VARIABLE CONTRACT AGENCY LLC, VOYA FINANCIAL ADVISORS INC, WEALTH MANAGEMENT RESOURCES INC, WEH INSURANCE AGENCY INC, WELLS FARGO ADVISORS CALIFORNIA INS AGENCY LLC, WELLS FARGO ADVISORS FINANCIAL, WELLS FARGO ADVISORS FINANCIAL, WELLS FARGO ADVISORS FINANCIAL, WELLS FARGO ADVISORS FINANCIAL, WENTWORTH FINANCIAL PARTNERS LLC, WESBANCO SECURITIES INC, WESTERN EQUITY GROUP INC, WESTERN INTERNATIONAL SECURITIES INC, WINTRUST INVESTMENTS LLC, WJ LYNCH INS AGENCY, WOODBURY FIN SERVICES INC, WORLD EQUITY GROUP, WORLD FINANCIAL GROUP INS AGCY INC, WORLD FINANCIAL GRP INS AGENCY OF MA INC, WORTH FINANCIAL GROUP INC
Your registered representative can provide you with more information about the compensation arrangements that apply to your Contract.
4

EXPERTS
The consolidated financial statements of Pruco Life Insurance Company and its subsidiaries as of December 31, 2023 and 2022 and for each of the three years in the period ended December 31, 2023 and the financial statements of each of the subaccounts of Pruco Life Variable Appreciable Account as of the dates presented and for each of the periods indicated therein incorporated in this statement of additional information by reference to the filed Form N-VPFS dated April 16, 2024 have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Actuarial matters included in this statement of additional information have been examined by Brian Peterfreund, FSA, MAAA, Vice President and Actuary of Prudential.
FINANCIAL STATEMENTS
The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life Insurance Company and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.
The financial statements of the Pruco Life Variable Appreciable Account and of Pruco Life Insurance Company are hereby incorporated by reference to Form N-VPFS dated April 16, 2024.
5